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                                  EXHIBIT 10.82

                         Agreement of Purchase and Sale
                                       of
                             The Hotel Del Coronado
                              Coronado, California
                                       and
                            Joint Escrow Instructions
                                      among
        L-O Coronado Holding II, Inc., a Delaware corporation ("Holding")
                                       and
         L-O Coronado Hotel, Inc., a California corporation ("Operator")
                                       and
              L-O Coronado IP, Inc., a Delaware corporation ("IP")
                              (jointly, "Seller"),
                                       and
                  CNL Hospitality Corp., a Florida corporation
                                   ("Buyer").

                       Effective Date: September 23, 2003

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                         AGREEMENT OF PURCHASE AND SALE

                                       OF

                             THE HOTEL DEL CORONADO

                              CORONADO, CALIFORNIA

                                       AND

                            JOINT ESCROW INSTRUCTIONS

                                      AMONG

        L-O CORONADO HOLDING II, INC., A DELAWARE CORPORATION ("HOLDING")

                                       AND

         L-O CORONADO HOTEL, INC., A CALIFORNIA CORPORATION ("OPERATOR")

                                       AND

              L-O CORONADO IP, INC., A DELAWARE CORPORATION ("IP")

                              (JOINTLY, "SELLER"),

                                       AND

                  CNL HOSPITALITY CORP., A FLORIDA CORPORATION

                                   ("BUYER").

                       EFFECTIVE DATE: SEPTEMBER 23, 2003

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                         AGREEMENT FOR PURCHASE AND SALE
                                OF REAL PROPERTY

                                       AND
                            JOINT ESCROW INSTRUCTIONS

         THIS AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS ("this Agreement") is made as of September 23, 2003 (the "EFFECTIVE DATE"), among

         L-O CORONADO HOLDING II, INC., a Delaware corporation ("HOLDING"), L-O CORONADO HOTEL, INC., a California corporation ("OPERATOR"), and L-O CORONADO IP, INC., a Delaware corporation ("IP") (collectively, "SELLER"),

                                       and

         CNL HOSPITALITY CORP., a Florida corporation ("BUYER").

         IN CONSIDERATION OF the mutual covenants and conditions contained herein, parties hereto (together, the "PARTIES" and each, sometimes, a "PARTY") do hereby agree and covenant with each other as follows:

1.       DEFINITIONS.

         1.1 ACCOUNT. "Account" means any account receivable to be assigned to Buyer or Buyer's nominee at Closing, pursuant to Section 8.3, and "the Accounts" means all such accounts receivable.

         1.2 AFFILIATE. "Affiliate" means, with respect to an indicated person, any other person which controls, is controlled by or is under common control with such indicated person.

         1.3 APPROVAL DATE. "Approval Date" means October 15, 2003. provided, however, that if, on the date on which the Approval Date would otherwise fall or the preceding day, Seller on gives Buyer written notice of any actual or possible breach of Seller's representations in Section 5.1 the Approval Date shall be automatically extended by two Business Days.

         1.4 APPROVED CAPITAL EXPENDITURES. "Approved Capital Expenditures" means those items of capital improvements, repairs and replacements identified in the Schedule of Approved Capital Expenditures attached hereto as Exhibit Q.

         1.5 ASSUMED CONTRACTS. "Assumed Contracts" means the Contracts identified on the Schedule of Contracts attached hereto as Exhibit J (except for those Service Contracts excluded pursuant to Section 2) or on the Schedule of Membership Agreements attached hereto as Exhibit V, and the Development Agreement. For the avoidance of doubt, Assumed Contracts will not include the Collective Bargaining Agreements.

         1.6 BILL OF SALE. "Bill of Sale" means one or more instruments, as Buyer may determine, each substantively in the form attached hereto as Exhibit C, together conveying the Leased Equipment and Inventory to Buyer or Buyer's nominee(s).

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         1.7      BUSINESS DAY. The term "Business Day" means a day other than
Saturday, Sunday or other day when commercial banks in California are authorized or required by Law to close.

         1.8 BUYER'S KNOWLEDGE. "Buyer's Knowledge" means the actual present (and not the constructive knowledge, except as specified below) of (A) Charles Muller, Brian Strickland and Todd Hricko of CNL Hospitality Corp. and
(B) either (i) Michael Shannon, Larry Lichliter, Eric Resnick and Peter McDermott of KSL if KSL is either engaged by Buyer to manage the Hotel after Closing or holds an equity interest in a Permitted Assignee that acquires the Hotel, or any part thereof, pursuant to this Agreement, or (ii), if clause (i) does not apply and Buyer engages a Person other than KSL to manage the Hotel after Closing, the executive and managerial employees of such other Person who conduct or review the inspection of the Hotel and the Hotel Records on behalf of such other Person, as reasonably and in good faith designated by Buyer to Seller prior to the Approval Date (and, if Buyer fails to make such designation, then as reasonably and in good faith designated thereafter by Seller to Buyer); but, in any case, "Buyer's Knowledge" shall also be deemed to include all information contained in (A) any of the Due Diligence Materials or (B) in any notice delivered to Buyer in accordance with Section 15 prior to the applicable date, or in written materials accompanying such a notice; provided, however, that Buyer's Knowledge shall not be deemed in any event to include any oral statement made to any of the individuals identified or described above by an employee, agent or other representative of Seller, unless (and the only to the extent) such information is documented in a writing submitted to (or created by) one of such individuals. Notwithstanding any provision of this Agreement, none of the individuals named (or otherwise identified) above shall have any liability or obligation whatsoever under this Agreement, for breach of any of Buyer's representations or otherwise.

         1.9 BUYER'S MANAGER. "Buyer's Manager" means (i) KSL, unless Buyer does not engage KSL to manage the Hotel after Closing, or (ii) such other Person as Buyer does engage to manage the Hotel after Closing and its Affiliates.

         1.10 CAL WARN. "Cal WARN" means the provisions of California Labor Code Sections 1400 et seq.

         1.11 CASH BANK. "Cash Bank" means, with respect to the Hotel, cash on hand in house banks and petty cash as of Closing.

         1.12 CLAIM. "Claim" means any claim, demand, liability, legal action or proceeding, investigation, fine or other penalty, and loss, cost or expense related thereto (including, without limitation, attorneys' fees and disbursements actually and reasonably incurred).

         1.13 CLOSING. "Closing" means the concurrent delivery, in accordance with this Agreement, (i) by Seller to Buyer of the Transfer Instruments and (ii) by Buyer to Seller of the Purchase Price.

         1.14 CLOSING DATE. "Closing Date" means the date upon which Closing occurs.

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         1.15     CLOSING DOCUMENTS. "Closing Documents" means the Transfer
Instruments, the FIRPTA Certificate, and all the other documents to be delivered hereunder at, or for purposes of effecting, Closing.

         1.16     CLOSING EVE. "Closing Eve" has the meaning specified in
Section 8.3.1.

         1.17 COLLECTIVE BARGAINING AGREEMENTS. "Collective Bargaining Agreements" mean (A) that certain "Hotel Del Coronado Agreement 2000 - 2005, effective as of September 1, 2000, between Hotel Manager and Hotel Employees and Restaurant Employees Union of San Diego, Local 30 ("Union") and (B) that certain Neutrality Agreement, dated as of September 26, 2001, between Hotel Manager and Union.

         1.18 COMMITTED CAPITAL EXPENDITURES. "Committed Capital Expenditures" means those Approved Capital Expenditures not yet completed but on which work had begun as of July 24, 2003, as identified in Exhibit Q.

         1.19 CONTINUING EMPLOYEES. "Continuing Employees" means Hotel Employees who are employed by Buyer or Buyer's Manager or operator from and after the Closing Date.

         1.20 CONTRACTS. "Contracts" means (A) all Service Contracts, (B) all Equipment Leases, (C) the Development Agreement and (D) all Membership Agreements, including all amendments and supplements thereto.

         1.21 CONTRACT ASSIGNMENT. "Contract Assignment" means an assignment and assumption of Assumed Contracts substantively in the form attached hereto as Exhibit E.

         1.22 COUNSEL. "Counsel" means each Party's respective legal counsel for the transaction contemplated by this Agreement: with respect to Seller, the law firm of Morgan, Lewis & Bockius LLP; and with respect to Buyer, the law firm of Allen Matkins Leck Gamble & Mallory LLP.

         1.23     DAY. The term "day" means a calendar day.

         1.24 DEED. "Deed" means a California grant deed in the form attached hereto as Exhibit B, conveying the Hotel Premises to Buyer.

         1.25     DEPOSIT. "Deposit" has the meaning specified in Section 3.3.

         1.26 DEVELOPMENT AGREEMENT. "Development Agreement" means the Development Agreement, dated as of February 27, 2003, between Holding and the City of Coronado, California.

         1.27 DEVELOPMENT AGREEMENT ASSIGNMENT. "Development Agreement Assignment" means an assignment of the Development Agreement, by Seller to Buyer, substantially in the form attached as Exhibit D to the Development Agreement.

         1.28 DEVELOPMENT AGREEMENT STATEMENT OF COMPLIANCE. "Development Agreement Statement of Compliance" means the written certification of the City of Coronado (the "City"), dated no earlier than the Effective Date, delivered in accordance with Section 7.2 of the Development

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Agreement and confirming that (A) the Development Agreement is unmodified and in full force and effect, (B) there are no uncured defaults under the Development Agreement on the part of the City or, to the City's knowledge, on the part of Holding, and (C) the payment required by Section 4.6.4(a) of the Development Agreement has been made.

         1.29 DISPUTED PAYABLE. "Disputed Payable" means any amount that a third party claims to be due or accrued as of Closing with respect to the operation of the Hotel, but that Seller or Hotel Manager disputes in good faith (including the disputed portion of any bill, invoice or claim that Seller or Hotel Manager otherwise acknowledges to be due and payable).

         1.30 EFFECTIVE DATE. "Effective Date" has the meaning specified in the initial paragraph of this Agreement.

         1.31 EMPLOYEE LEAVE. "Employee Leave" means vacation, sick leave and any other paid leave accrued or accruing with respect to Hotel Employees.

         1.32 EMPLOYEE LIABILITIES. "Employee Liabilities" means all obligations and liabilities, actual or contingent with respect to Hotel Employees, whether accruing before or after Closing, including, without limitation, any and all obligations or liabilities: (A) for wages, salaries, Employee Leave, fringe benefits, and payroll taxes; (B) for contributions and other payments to Hotel Employee Plans; (C) for worker's compensation claims based on any real or alleged occurrence prior to Closing; (D) under the Collective Bargaining Agreements; and (E) for claims or penalties under applicable Laws governing employer/employee relations (including, without limitation, the National Labor Relations Act and other labor relations laws, fair employment standards Laws, fair employment practices and anti-discrimination Laws, the Worker Adjustment and Retraining Notification Act of 1988, ERISA, the Multi-Employer Pension Plan Amendments Act, and the Consolidated Omnibus Budget Reconciliation Act of 1985). Notwithstanding the foregoing, Employee Liabilities with respect to Continuing Employees and Buyer's liability therefor shall in no event be deemed to include obligations or liabilities (i) for Employee Leave, (ii) arising under clauses (B) and C) of the preceding sentence or (iii) except to the extent that Buyer adopts the Collective Bargaining Agreements or is otherwise obligated by applicable law to comply with the terms thereof, arising under clause (D) of the preceding sentence (however, Buyer is under no obligation to Seller or Hotel Manager to adopt the Collective Bargaining Agreements).

         1.33 ENVIRONMENTAL REPORT. "Environmental Report" means the "Phase 1" site assessment report(s) and any other reports regarding the environmental condition of the Hotel Premises that are identified on Exhibit N.

         1.34 EQUIPMENT LEASE. "Equipment Lease" means any of the personal property leases covering any item(s) of FF&E that are identified as such in the schedule attached hereto as Exhibit J.

         1.35 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

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         1.36     ESCROW. "Escrow" means the escrow established pursuant to this
Agreement for purposes of holding the Deposit and, pending Closing, the balance of the Purchase Price and the Transfer Instruments to be recorded at Closing.

         1.37 ESCROW AGENT. "Escrow Agent" means the Title Company, acting through its office at 520 North Central Avenue, Glendale, CA 91203, whenever acting in the capacity of an escrow holder pursuant hereto.

         1.38 ESTOPPEL CERTIFICATE. "Estoppel Certificate" has the meaning specified in Section 9.1.6.1.

         1.39 EXISTING LOAN. "Existing Loan" means the loan evidenced by that certain Promissory Note, made as of December 2, 1997, by Holding to Lender in the original principal amount of $166,000,000, secured by that certain Deed of Trust, Security Agreement and Fixture Filing dated as of December 2, 1997, and recorded December 4, 1997, as Instrument No. 1997-0613328, Official Records of San Diego County, California.

         1.40 EXPANSION ENTITLEMENTS. "Expansion Entitlements" means any and all of the existing development rights, building, use or other permits, approvals, authorizations, licenses and consents obtained from any Governmental Authority in connection with the proposed construction of additional guest rooms and other improvements upon the Hotel Parcel, including, but not limited to, (A) the Development Agreement and (B) those entitlements described on the Schedule of Expansion Entitlements attached hereto as Exhibit T.

         1.41 EXISTING SURVEY. "Existing Survey" means the ALTA/ACSM Survey of the Hotel Parcel identified on Exhibit N.

         1.42 EXTENDED COVERAGE. "Extended Coverage" means the deletion from the Title Policy of general exceptions for survey matters, unrecorded easements, mechanics' liens, unrecorded liens for taxes and assessments and rights of parties in possession.

         1.43 FF&E. "FF&E" means machinery, equipment, appliances, furniture, fittings, removable fixtures, tools and other articles of durable personal property of every kind and nature, including spare parts and reserve stock, which are, directly or indirectly, owned or leased by or for the account of Seller and are used or useable in the operation of the Hotel, including, without limitation and subject to depletion and replacement in the Ordinary
Course: (1) office furniture and equipment, (2) room furnishings, (3) art work and other decorative items, (4) televisions, radios, VCRs and other consumer electronic equipment, (5) telecommunications equipment, (6) computer equipment and software, (7) blankets, pillows, linens, towels and other bed clothing, (8) china, crystal, dishware, glassware, silverware, flatware and other "operating inventory" as that term is used in the Uniform System of Accounts, (9) kitchen appliances, cookware and other cooking utensils, (10) vehicles and (11) manuals, schematics, plans and other written materials pertaining to the use, operation, maintenance or repair of any item of FF&E and (12) all computers and software related to the Hotel's accounting records, Reservations, Inventory control and other operational matters; but excluding (a) personal property owned by any Hotel guest, tenant, concessionaire, licensee or other third party except for HDC LLC (unless such person owns such property for the account or benefit of

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Seller), and (b) manuals, records and other like materials owned by (and proprietary to) the Hotel Manager, unless particularly and primarily concerning the Hotel, and (c) computer software licensed to Seller or Hotel Manager, unless
(A) such license is by its terms transferable in connection with the sale of the Hotel to Buyer and (B) Buyer pays any fee or other charge imposed by the licensor in connection with such a transfer.

         1.44 FINAL STATEMENT. "Final Statement" has the meaning specified in Section 11.1.

         1.45 FIRPTA CERTIFICATE. "FIRPTA Certificate" means a certificate with respect to each of Seller, substantively in the form attached as Exhibit G, confirming to Buyer that Seller is not a foreign person or entity for purposes of Section 1445 of the Internal Revenue Code of 1986, as amended (together with a completed California Franchise Tax Board Form 593-W).

         1.46 GENERAL ASSIGNMENT. "General Assignment" means a general assignment and assumption agreement substantively in the form attached hereto as Exhibit F.

         1.47 GOVERNMENTAL AUTHORITY. "Governmental Authority" means any of the United States Government, the government of any of the United States or any county or municipality therein, and any executive department, legislative body, administrative or regulatory agency, court, officer (whether elected, appointed or otherwise designated) or other authority thereof, whenever purporting to act in an official capacity.

         1.48 HAZARDOUS SUBSTANCE. "Hazardous Substance" means (A) any substance defined as "waste", "hazardous waste", "hazardous substance", "hazardous material", "toxic substance", "pollutant", "contaminant" in, or which are otherwise specifically subject to regulation under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq.; the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., or any other applicable Laws governing the use, storage, disposal, transportation or release into the environment of hazardous or toxic substances, (B) friable asbestos-containing materials (but excluding non-friable asbestos-containing materials), (C) PCBs, (D) formaldehyde foam insulation, (E) petroleum or other volatile hydrocarbons (but only to the extent not naturally occurring), (F) toxic mold (in concentrations greater than those naturally present in the environment and present a material risk to human health) and (G) radioactive materials (but only to the extent not naturally occurring).

         1.49 HDC LLC. "HDC LLC" means Hotel del Coronado, LLC, a Delaware limited liability company.

         1.50 HOTEL. "Hotel" means all of the Hotel Premises, the Leased Equipment, the Inventory, the Hotel Records, the Leases, the Assumed Contracts, the Accounts and the Intangibles comprising the "Hotel del Coronado" located in Coronado, California.

         1.51 HOTEL EMPLOYEE PLAN. "Hotel Employee Plan" means an employee benefit plan (as defined in ERISA) covering any Hotel Employees.

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         1.52     HOTEL EMPLOYEES. "Hotel Employees" means all persons employed at the Hotel by Hotel Manager or Seller at any time prior to Closing.

         1.53 HOTEL IMPROVEMENTS. "Hotel Improvements" means all of the buildings, other immovable structures and improvements and fixtures on the Hotel Parcel.

         1.54 HOTEL MANAGER. "Hotel Manager" means Destination Coronado Hotel, Inc., a California corporation.

         1.55 HOTEL MANAGEMENT AGREEMENT. "Hotel Management Agreement" means that certain management agreement between Operator and Hotel Manager.

         1.56 HOTEL OPERATING REPORTS. "Hotel Operating Reports" mean the monthly operating reports, prepared by the Hotel Manager in the Ordinary Course, covering the period January 1, 1999, through the most recent month for which such reports are available.

         1.57 HOTEL PARCEL. "Hotel Parcel" means the parcels of land described in Exhibit A hereto, and all rights and interests in land and improvements appurtenant thereto, including, without limitation: (i) easements and rights-of-way, (ii) licenses and other privileges, (iii) rights in and to land underlying adjacent highways, streets and other public rights-of-way and rights of access thereto, (iv) rights in and to strips and gores of land within or adjoining any such parcel, (v) air rights, excess floor area rights and other transferable development rights belonging to or useable with respect to any such parcel, (vi) rights to utility connections and hook-ups, (vii) water rights,
(viii) riparian rights, and (ix) any other rights which any of Seller may have in or with respect to land adjoining any such parcel (including land which is separated from any such parcel only by public highway, street or other right-of-way).

         1.58 HOTEL PAYABLE. "Hotel Payable" means any account payable outstanding as of Closing for the Hotel, other than: Disputed Payables, closing costs incurred by Seller in connection with the Closing, amounts owed to any Affiliate of the Seller or Hotel Manager other than with respect to commercial services being provided in the Ordinary Course with respect to the operation of the Hotel (but specifically excluding any management services), Employee Liabilities and amounts owed under the Existing Loan.

         1.59 HOTEL PREMISES. "Hotel Premises" means the Hotel Parcel and the Hotel Improvements.

         1.60 HOTEL RECORDS. "Hotel Records" means all of the books, records, correspondence and other files, both paper and electronic (and including any accounting, database or other record-keeping software used in connection with such books and records which Seller owns or otherwise has the right freely to transfer) which have been received or generated and maintained in the course of operation of the Hotel and which are in Seller's or Hotel Manager's possession or control, including, without limitation, all customer, reservation, convention, sales, groups, catering, mailing or "frequent user" lists, operating ledgers, third-party inspection reports, property management reports, current operating and capital budgets and all backup files and records relating to the operations of the Hotel (including historical operating records), maintained at the Hotel or in Seller's

                                      -7-

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or Hotel Manager's possession or control, including (A) any computer drives, discs, tapes and other data bases which contain the names and addresses of past or prospective customers, and (B) all marketing information used for the Hotel (which shall not be deemed to include information relating to the marketing of the Hotel for sale), including copies of all form letters which are used in connection with any marketing programs as well as any other information relating to marketing programs for the Hotel; but excluding personnel files, appraisals, internal evaluations, privileged attorney-client communications, reports by the investment advisor to the ultimate beneficial owner of the Hotel and any materials whose disclosure by Seller or Hotel Manager would violate any obligation of confidentiality imposed by applicable Law or agreement.

         1.61 INDEMNIFY. "Indemnify" means to hold harmless and indemnify an indemnified party from and against a Claim and, where applicable, to defend such party by counsel reasonably satisfactory to it, all at the sole expense and liability of the indemnifying party.

         1.62 INITIAL DEPOSIT. "Initial Deposit" has the meaning specified in Section 3.3.1.

         1.63 INTANGIBLES. "Intangibles" means Seller's transferable rights, title and interest, if any, in (i) the Marks, (ii) the Hotel Records, (iii) plans and specifications for the Hotel Improvements, (iv) the Permits, (v) Repair Warranties, (vi) the Expansion Entitlements and all related development plans, (vii) all of the membership interests in HDC LLC, and (viii) studies, analyses, reports and other written materials pertaining to the condition of the Hotel Improvements and the Hotel Parcel, all to the extent assignable in connection with a sale of the Hotel.

         1.64 INVENTORY. "Inventory" means (i) the Retail Inventory and (ii) the stock of supplies and other consumables used in the operation and maintenance of the Hotel in the Ordinary Course, but excluding Liquor Inventory and excluding "operating inventory" (as that term is used in the Uniform System of Accounts) to the extent included in FF&E.

         1.65 IP LICENSE AGREEMENT. "IP License Agreement" means the License Agreement between IP, as Licensor, and Hotel, as Licensee, dated as of August 28, 1997.

         1.66     KSL. "KSL" means KSL Recreation Corporation and its
Affiliates.

         1.67     LAWS. "Laws" means any and all:

                  1.67.1 Constitutions, statutes, ordinances, rules, regulations, orders, rulings or decrees of any Governmental Authority.

                  1.67.2 Agreements with or covenants or commitments to any Government Authority which are binding upon Seller or any of the elements of the Hotel (including, without limitation, any requirements or conditions for the use or enjoyment of any license, permit, approval, authorization or consent legally required for the operation of the Hotel).

         1.68 LAST CLOSING DATE. "Last Closing Date" means December 15, 2003 (or, if later, 60 days after Seller gives the WARN Notices, in accordance with the WARN Act and Cal WARN, pursuant to Section 12.2.3), subject to extension as expressly provided in this Agreement.

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         1.69     LEASE. "Lease" means any space lease, license, concession or other such arrangement for use of space within the Hotel, other than transient use of guest rooms, banquet rooms or conference rooms by Hotel guests in the Ordinary Course, but excluding the Operating Lease.

         1.70 LEASE ASSIGNMENT. "Lease Assignment" means an assignment and assumption of Leases substantively in the form attached hereto as Exhibit D.

         1.71 LEASED EQUIPMENT. "Leased Equipment" means any item of FF&E that is leased by Seller or Operator under an Equipment Lease.

         1.72 LENDER. "Lender" means Secore Financial Corporation as agent for Morgan Stanley Mortgage Capital, Inc., or its successor or assign as the holder of the Existing Loan or, as the context may require, any servicer, trustee or other agent for collection or loan administration acting on behalf of the holder of the Existing Loan.

         1.73 LICENSED PREMISES. "Licensed Premises" means the areas within the Hotel described or otherwise identified in or with respect to the Liquor Licenses as licensed for Liquor Operations.

         1.74 LIEN. "Lien" means any mortgage, deed of trust or other consensual lien, mechanic's or any materialman's lien, judgment lien, lien for delinquent real property taxes or assessments, other tax and statutory lien (other than the Existing Loan, liens for non-delinquent real estate taxes, general and special assessments or any lien arising out of any activity of Buyer) which affects any of the Hotel Premises and is prior to any of Seller's interests therein.

         1.75 LIQUOR INVENTORY. "Liquor Inventory" means all liquor, wine, beer and other alcoholic beverages held for sale to Hotel guests and others in the Ordinary Course or otherwise used in the operation of the Hotel.

         1.76 LIQUOR LICENSE. "Liquor License" means any government license, permit or other authorization held or issued for the Liquor Operations.

         1.77 LIQUOR OPERATIONS. "Liquor Operations" means the sale and service of liquor, wine, beer and other alcoholic beverages, as currently conducted at the Hotel.

         1.78 LOAN AGREEMENT. "Loan Agreement" means that certain Loan Agreement between Holding and Lender, dated as of December 2, 1997.

         1.79 MARKS. "Marks" means the trade names, trademarks, service marks, logos, copyrighted identifying materials and other forms of identification used to identify the Hotel or any of its facilities or operations, including the names "Hotel del Coronado" and variants thereon and the names used to designate the restaurant and bar facilities within the Hotel.

         1.80 MATERIAL ADVERSE EFFECT. "Material Adverse Effect" means a substantial impairment of Buyer's ability after Closing to operate the Hotel in the Ordinary Course that cannot reasonably be avoided or remedied within a reasonable period of time (which shall be deemed to be at least six months) by corrective or other measures the cost of which does not exceed $2,500,000.

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         1.81     MEMBER. "Member" means a party named as such in a Membership
Agreement.

         1.82 MEMBERSHIP AGREEMENTS. "Membership Agreements" means those certain membership agreements and related documents, brochures, by-laws and other charter documents identified on the Schedule of Membership Agreements attached hereto as Exhibit V.

         1.83 NATURAL HAZARD REPORT. "Natural Hazard Report" has the meaning specified in Section 4.8.

         1.84 OBJECTIONABLE TITLE MATTERS. "Objectionable Title Matters" has the meaning specified in Section 4.2.

         1.85 OFFICIAL RECORDS. "Official Records" means the official land records of San Diego County, California.

         1.86 OPERATING LEASE. "Operating Lease" means the lease between Holding and Operator, under which Operator leases the Hotel Premises.

         1.87 ORDINARY COURSE. "Ordinary Course" means the course of day-to-day operation of the Hotel, in accordance with its current operating budget (a copy of which is attached hereto as Exhibit M) and in a manner which does not materially vary from the policies, practices and procedures which have characterized its operation during the 12 months preceding the Effective Date.

         1.88 ORIGINAL. "Original" means any of (A) an original counterpart of any Lease or Assumed Contract, (B) the Hotel Records or (C) other documents which comprise or evidence the Intangibles, to the extent within Seller's possession or control; and "the Originals" means all such items.

         1.89 PAID VOUCHER. "Paid Voucher" means a Voucher, such as a gift certificate, issued in return for money payment.

         1.90 PERMIT. "Permit" means any permit, certificate, license or other form of authorization or approval issued by a government agency or authority and legally required for the proper, current operation and use of the Hotel (including, without limitation, any certificates of occupancy with respect to the Hotel Improvements, elevator permits, conditional use permits, zoning variances and business licenses, but excluding Liquor Licenses).

         1.91 PERMITTED ASSIGNEE. "Permitted Assignee" has the meaning specified in Section 14.

         1.92 PERMITTED EXCEPTIONS. "Permitted Exceptions" means (A) liens for real property taxes and assessments not delinquent as of Closing, (B) liens or encumbrances arising out of any activity of Buyer, (C) the Leases identified on Exhibit I or hereafter made by Seller in accordance with Section 6, (D) the Assumed Contracts, (E) the deed of trust, assignment of leases and other liens and security interests securing the Existing Loan, and (F) any other matter deemed to be a Permitted Exception pursuant to Section 4.4.

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         1.93     PERSON. "Person" means natural or juridical person, or any group of natural and or juridical persons acting as a single entity.

         1.94 PIK VOUCHER. "PIK Voucher" means a Voucher issued in return for goods or services provided to the Hotel.

         1.95 PLACE OF CLOSING. "Place of Closing" has the meaning specified in Section 10.1.

         1.96 PRELIMINARY STATEMENT. "Preliminary Statement" has the meaning specified in Section 7.2.3.

         1.97 PURCHASE PRICE. "Purchase Price" means the gross purchase price being paid by Buyer to Seller for the Hotel, as set forth in Section 3.1.

         1.98 REPAIR WARRANTIES. "Repair Warranties" means written guaranties, warranties and other obligations (if any) for the repair or maintenance of the Hotel Improvements or FF&E from contractors, manufacturers and vendors, to the extent assignable by or at the direction of Seller or Hotel Manager.

         1.99 RESERVATION. "Reservation" means any recorded reservation, commitment or agreement for the use of guest rooms, conference rooms, dining rooms or other facilities in and/or catering or other services at the Hotel, to the extent pertaining to periods from and after Closing. A reservation, commitment or agreement shall be deemed "recorded" if evidenced either in writing or by an electronic data entry in the records Hotel Manager maintains for recording such the same.

         1.100 RESERVATION DEPOSIT. "Reservation Deposit" means any deposit or advance payment received by Seller or Hotel Manager in connection with any Reservation.

         1.101 RETAIL INVENTORY. "Retail Inventory" means all goods held by Operator for sale in shops, kiosks and other retail venues within the Hotel, excluding food and beverages served on-site and excluding damaged or obsolete items. The categories of Retail Inventory, and their book values as of June 30, 2003, are shown on the Schedule of Retail Inventory attached hereto as Exhibit R.

         1.102 ROSEMONT GUARANTY. "Rosemont Guaranty" has the meaning specified in Section 5.5.

         1.103 SELLER'S ADVISOR. "Seller's Advisor" means Banc of America Securities LLC.

         1.104 SELLER'S CLOSING CERTIFICATE. "Seller's Closing Certificate" means a certificate duly executed by Seller, in the form attached hereto as Exhibit S, stating that each of the warranties and representations of Seller contained in Section 5.1, are (except as otherwise set forth in such certificate) accurate in all material respects as of Closing.

         1.105 SELLER'S CLOSING DOCUMENTS. "Seller's Closing Documents" has the meaning specified in Section 10.2.1.

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         1.106    SELLER'S LEASE CERTIFICATE. "Seller's Lease Certificate" has
the meaning specified in Section 9.1.6.2.

         1.107 SELLER'S KNOWLEDGE. "Seller's Knowledge" means the actual present (and not the constructive) knowledge of any of Ronald E. Silva, Michael Hardisty, Phil Stukin, Craig Jacobs (General Manager of the Hotel), Karen Schlesier (Director of Finance for the Hotel), Linda Landres (Director of Administration for the Hotel) and Ray Stagg (Director of Facilities for the Hotel), and does not imply that any of those individuals has or should have conducted any inspection, examination or other inquiry to determine the accuracy of any representation, warranty or other statement made "to Seller's Knowledge" in this Agreement or in any other document delivered by Seller prior to or at Closing. Notwithstanding any provision of this Agreement, none of the individuals named above shall have any liability or obligation whatsoever under this Agreement, for breach of any of Seller's representations or otherwise.

         1.108 SERVICE CONTRACT. "Service Contract" means any of the contracts or other arrangements, written or oral, for the continuing provision of services relating to the improvement, maintenance, repair, protection or operation of the Hotel, excluding the Hotel Management Agreement.

         1.109 SURVEY. "Survey" means a current survey of the Hotel Parcel, made in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by American Land Title Association and the American College of Surveyors and Measurers in 1999; and including Items 1, 2, 3, 4, 6, 7, 8, 9, 10, 11, and 13 of Table A of said publication, whether an update of the Existing Survey or a newly made survey.

         1.110    TAXES. "Taxes" has the meaning specified in Section 8.1

         1.111 TITLE COMPANY. "Title Company" means First American Title Insurance Company, together with any agent through which it may act in issuing the Title Policy.

         1.112 TITLE REPORT. "Title Report" means a preliminary title report describing the condition of title to the Hotel Premises issued by the Title Company and including copies of all recorded documents referenced therein as exceptions to title.

         1.113 TITLE POLICY. "Title Policy" means an ALTA (Form 1992 or its local equivalent) owner's policy of title insurance for the amount of the Purchase Price (or such lesser amount as Buyer may elect), insuring or committing to insure fee title to the Hotel Premises in Buyer subject only to Permitted Exceptions, with Extended Coverage.

         1.114 TRANSACTOR. "Transactor" means, with respect to each Party, the person(s) authorized by such Party to execute and deliver Transfer Instruments and other Closing Documents on behalf of such Party.

         1.115 TRANSFER INSTRUMENTS. "Transfer Instruments" means all the instruments by which Seller will convey the Hotel to Buyer and/or Buyer's nominees hereunder, including (without

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limitation) the Deed, the Bill of Sale, the Contract Assignment, the General
Assignment, the Lease Assignment and the Development Agreement Assignment.

         1.116 TRUE AND COMPLETE COPY. "True and Complete Copy" means, (A) with to the Leases, Assumed Contracts and Hotel Operating Reports, a true and complete copy of the original of such document and (B), with respect to any other document in Seller's or Hotel Manager's possession, (i) a true and complete copy of such document as it exists in Seller's or Hotel Manager's files and (ii) that, to Seller's Knowledge, except as otherwise disclosed to Buyer in writing (or is evident from the copy itself), is a true and complete copy of the original.

         1.117 UNIFORM SYSTEM OF ACCOUNTS. "Uniform Systems of Accounts" means the Uniform System of Accounts for Hotels, Eighth Revised Edition, 1986, published by the Hotel Association of New York.

         1.118 UNPAID VOUCHER. "Unpaid Voucher" means a Voucher issued on a complimentary basis, including as a charitable donation.

         1.119 VOUCHER. "Voucher" means any written undertaking (such as a guest certificate, coupon, letter of donation or "trade-out") issued by Operator or Hotel Manager to permit the bearer, or a Person named therein to use a Hotel guest room, or other Hotel facility or service for which a charge is customarily imposed, without payment. Vouchers do not include any such undertaking to provide a complimentary room upgrade, or to apply a discounted rate (unless, and then only to the extent, that such discount is for more 60% of applicable rack rates for guest rooms or more than 30% with respect to purchase of food, beverages or other goods).

         1.120 WARN ACT. "WARN Act" means the Worker Adjustment and Retraining Notification Act of 1988.

         1.121 WARN NOTICES. "WARN Notices" means the notices, substantively in the forms attached hereto as Exhibit W, relating to Hotel Manager's termination of all the Hotel Employees as of the Closing Date.

         1.122 OTHER DEFINITIONS. Terms defined in any other part of this Agreement (including, without limitation, "Seller," "Buyer," "Party" and "Parties," and "this Agreement," defined in the initial paragraph hereof) shall have the defined meanings wherever capitalized herein. As used in this Agreement, the terms "herein," "hereof" and "hereunder" refer to this Agreement in its entirety and are not limited to any specific sections. Wherever appropriate in this Agreement, the singular shall be deemed to refer to the plural and the plural to the singular, and pronouns of certain genders shall be deemed to comprehend either or both of the other genders.

2. COVENANT OF PURCHASE AND SALE. On and subject to the terms and conditions set forth in this Agreement, Seller shall sell, convey, assign and transfer to Buyer, and Buyer shall purchase and accept from Seller, all of the real and personal property comprising the Hotel and shall assume (i) except to the extent otherwise expressly provided in this Agreement, all of Seller's obligations and liabilities accruing, payable or to be performed from and after the Closing Date under and with respect to Reservations, Vouchers, the Leases, the Assumed Contracts, the Permits (but only to the extent assigned to Buyer) and the other Permitted Exceptions (except for unrecorded matters not created or caused by Buyer) and (ii) such other obligations and liabilities with respect to the Hotel as are expressly provided in this Agreement, or in any Transfer Instrument, to be assumed, paid or performed by Buyer (subject in the case of both clauses (i) and (ii) to any express limitations on such assumption, payment or performance contained herein or therein). Notwithstanding the foregoing, Buyer shall have the right to exclude from the Assumed Contracts any Contract that can be terminated by Seller on no more than 90 days notice, provided that (A) Buyer gives Seller written notice designating each such Contract to be excluded by no later than the Approval Date and (B) the aggregate cost to Seller of terminating all such designated Contracts does not exceed $25,000.

3.       PURCHASE PRICE AND DEPOSIT.

         3.1 AMOUNT OF PURCHASE PRICE. The Purchase Price shall be Three Hundred Eighty-Three Million Dollars ($383,000,000.00), but the net amount thereof payable to Seller shall be subject to credits, prorations and other adjustments as provided in Sections 7.2.3 and 11.

         3.2 ALLOCATION OF PRICE. Except to the extent that the Parties (each acting in its sole and absolute discretion) agree on allocations of the Purchase Price, each Party shall be free to make its own such allocations and neither shall be bound by the other's allocations; provided, however, that Seller shall determine the value to be assigned to the Hotel Premises for purposes of the declaration required under applicable Law for the recordation of the Deed (except that, if Seller determines such gross value to be greater than $330,000, it shall obtain Buyer's consent to such declaration, which consent Buyer shall not unreasonably withhold.

         3.3      DEPOSIT.

                  3.3.1 AMOUNT AND DELIVERY. Within two Business Days after the Effective Date, Buyer shall deliver into Escrow cash in the amount of $7,500,000.00 (the "Initial Deposit"), as a good faith deposit. Within five days after the Approval Date, if Buyer elects to proceed with the purchase of the Hotel, Buyer shall deliver into Escrow an additional cash deposit of $10,000,000.00 (the "Additional Deposit," bringing the total deposited to $17,500,000). The Initial Deposit, together with the Additional Deposit when and if made, is and all interest earned on the deposited funds while in Escrow, shall comprise the "Deposit."

                  3.3.2 INVESTMENT. The Deposit, while held in Escrow, shall be held by the Escrow Agent in an interest-bearing account with a federally insured national banking association.

                  3.3.3 DISPOSITION. If Closing fails to occur on or before the Last Closing Date due to a material breach of Buyer's obligations hereunder, Seller upon termination of this Agreement shall be entitled to receive and retain the Deposit as liquidated damages, in accordance with Section 20. In all other circumstances, the Deposit shall remain the property of Buyer and, together with interest earned thereon, shall either (A) at Closing, be applied against the Purchase Price or (B) upon termination of this Agreement, be returned to Buyer.

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         3.4      EINs. For Escrow Agent's information, Buyer's Employer
Identification Number is 59-3420690 and Seller's Employer Identification Numbers are 95-4646734 (Holding), 95-4646732 (Operator) and 95-4668248 (IP).

4.       TITLE AND DUE DILIGENCE CONDITIONS.

         4.1 TITLE REPORT AND SURVEY. Seller and Buyer each hereby acknowledges having received from the Title Company a copy of the Title Report. As soon as practicable, Buyer, at its expense, shall obtain the Survey and cause a copy thereof to be delivered to Seller.

         4.2 OBJECTIONABLE TITLE MATTERS AND PERMITTED EXCEPTIONS. Except for any exceptions to or defects in Seller's title which are not Permitted Exceptions and with respect to which Buyer gives Seller and Escrow Agent written notice of objection on or before the Approval Date (or, with respect to any defect or exception which is disclosed in writing to Buyer later than the tenth day before the Approval Date, by the earlier of the Closing Date or ten days after such matter is disclosed to Buyer) ("Objectionable Title Matters"), Buyer shall be deemed to have approved the state of Seller's title to the Hotel Premises subject to all matters of record existing as of the Effective Date and to all non-record matters existing as of the Effective Date that would be disclosed by the Survey and an inspection of the Hotel Premises. All such matters as to which Buyer makes no objection in accordance with the provisions of this Section 4, and all such exceptions and other defects to which Buyer objects but later waives such objection as provided in this Section 4, shall also be deemed Permitted Exceptions.

         4.3 CURE OF OBJECTIONABLE TITLE MATTERS. Seller shall use commercially reasonable efforts to cure any Objectionable Title Matter that does not appear to be a valid exception to Seller's title ("Inapplicable Exceptions," including, without limitation, references to leases or tenancies which no longer exist, to instruments or documents which on their face or by law are no longer effective and to matters which have no apparent applicability to the Hotel Premises) or which is otherwise susceptible to cure, but Seller shall not be obligated either (i) to expend more than $25,000 in the aggregate to effect cures of Objectionable Title Matters or (ii) to extend the Closing Date in order to effect a cure. Except as provided in this Section 4.3, Seller shall have no obligation to cure Objectionable Title Matters. Notwithstanding the foregoing, though, Seller shall at or before Closing, remove as exceptions to Seller's title to the Hotel Premises (A) all Liens and (B) all other Objectionable Title Matters as to which Seller has given Buyer an unconditional undertaking to cure under Section 4.4.

         4.4 TERMINATION FOR OBJECTIONABLE TITLE MATTER. If, after giving Seller timely written notice under this Section 4 of any Objectionable Title Matter, Buyer does not receive by the earlier of (A) the Closing Date or (B) ten Business Days after the later of the Approval Date or the date Seller receives such notice either:

                  4.4.1 Where such Objectionable Title Matter would otherwise be within the scope of coverage of the Title Policy, written confirmation from the Title Company that such Objectionable Title Matter will not be scheduled as an exception in the Title Policy, or

                  4.4.2 Written confirmation from the Title Company that it will affirmatively insure Buyer against loss resulting from such Objectionable Title Matter, by an endorsement to the Title Policy in a form reasonably satisfactory to Buyer, and, if applicable, and

                  4.4.3 Seller's unconditional written undertaking to take, at or before Closing, such steps as the Title Company may require to accomplish either 4.4.1 or 4.4.2 above,

Buyer shall have the right to terminate the Escrow and this Agreement by written notice of termination given to Seller and Escrow Agent no later than the Closing Date, whereupon Escrow Agent shall cancel Escrow, disburse the Deposit to Buyer and return every other item in Escrow to the Party which deposited the same; but if Buyer does not so elect to terminate this Agreement, Buyer shall be deemed to have waived its objection to the Objectionable Title Matter(s) in question. If, after receiving from Buyer timely written notice of an Objectionable Title Matter, Seller at any time gives Buyer written notice that such Objectionable Title Matter will not be remedied by one of the means specified above and Buyer does not within five Business Days after receiving such notice from Seller give Seller written notice waiving Buyer's objection to such Objectionable Title Matter, Seller shall have the right to terminate this Agreement by written notice of termination given to Seller and Escrow Agent within ten Business Days after Seller has given such notice of non-cure. Any Objectionable Title Matter to which Buyer waives, or is deemed to waive, its objection, as provided above, shall be deemed to be a Permitted Exception.

         4.5 EXTENSION OF CLOSING DATE FOR NOTICE AND CURE. If Buyer gives Seller notice of objection to any title exception later than the 15th day preceding the Closing Date, the Closing Date may be extended by Seller, to a date no more than 15 days after the date otherwise specified herein as the Closing Date. Such extension shall be effected by a Seller's giving written notice of such extension to Buyer on or before the date otherwise specified herein as the Closing Date.

         4.6 ACCESS TO PROPERTY AND RECORDS. During the period from the Effective Date to Closing, Seller shall provide to Buyer, its agents, consultants, counsel, lender and Buyer's Manager, upon reasonable advance notice but not less that one Business Day's prior notice, access at all reasonable times (and in reasonable numbers) to:

                  4.6.1 The Hotel Records (including, except as to guest history, forward bookings and marketing records, copies in electronic data format); and

                  4.6.2 The Hotel Parcel and the Hotel Improvements, for purposes of conducting (at Buyer's sole expense and liability) any inspections, observations, examinations, surveys and tests that Buyer may reasonably require (but Buyer shall not conduct any borings, drilling or other invasive or destructive testing without Seller's prior written consent and without first evidencing to Seller liability insurance coverage for such activity satisfactory in scope and amount to Seller).

Such right of access, however, shall be subject to the rights of guests, tenants and licensees of the Hotel, and Buyer in its activities under this Section 4.6 shall conduct its inspections so as not to interfere with such rights or the operation of the Hotel in any respect. In no event shall Buyer communicate with any of the Employees other than (A) the Hotel's general manager, executive committee members and department heads, and (B) such other managerial Employees, if any, as

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Seller designates in writing from time-to-time, nor shall Buyer disclose or permit to be disclosed to any Employees the nature or reason for Buyer's presence on or about the Hotel Premises, without Seller's prior written approval (not to be unreasonably withheld). In this connection, the Parties acknowledge and agree that after the Approval Date and the posting of the Additional Deposit they shall cooperate in good faith to provide Buyer's Manager with the opportunity to conduct on-site interviews of Hotel Employees for the purposes of discussing potential future employment at the Hotel.

         4.7 INDEMNIFICATION. Buyer shall Indemnify Seller and Hotel Manager from and against any and all Claims arising or asserted to arise out of, any activity of Buyer or Buyer's representatives, conducted at or about the Hotel Premises, including, without limitation, Claims for damage to the Hotel or third-party Claims against Seller or Hotel Manager resulting from any such activity; provided, however, that in no event shall Buyer be liable for any claims, damages, costs or other loss, including without limitation any perceived loss of economic value in the Hotel, solely as a result of Purchaser's discovery of any pre-existing conditions affecting the Hotel. Buyer shall, with reasonable promptness, repair in a good and workmanlike manner any damage to the Hotel caused by any such activity.

         4.8 DUE DILIGENCE MATERIALS. No later than five Business Days after the Effective Date (except as otherwise specified below), Seller shall deliver to Buyer all of the following materials (the "DUE DILIGENCE MATERIALS"):

                  4.8.1 a report detailing the natural hazards affecting the property ("NATURAL HAZARDS REPORt"), prepared by an independent third party pursuant to California Civil Code Section 1102.4, which Seller shall provide to Buyer no later than five Business Days prior to the Approval Date.

                  4.8.2 True and Complete Copies of the Leases and the Contracts.

                  4.8.3 A schedule listing pending litigation against any of Seller or Hotel Manager with respect to the Hotel (excluding, however, worker's compensation claims and proceedings and employee actions other than court litigation).

                  4.8.4 A summary report regarding worker's compensation claims by Hotel Employees, which shall report on such claims only in the aggregate.

                  4.8.5 Within ten Business Days after the Effective Date, a schedule of Members.

                  4.8.6 True and Complete Copies of insurance certificates with respect to the Hotel's existing insurance coverage.

                  4.8.7 A schedule of Permits, together with a True and Complete Copy of each Permit listed on such schedule.

                  4.8.8    A True and Complete Copy of the Environmental Report.

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                  4.8.9    True and Complete Copies of every other
environmental, engineering or other third-party consultant report of a material nature, obtained by Seller or Hotel Manager and regarding the structural integrity of the Hotel Premises, the compliance of the Hotel Premises with applicable Laws or the presence of Hazardous Substances, underground storage tanks and other environmentally hazardous conditions within the Hotel Premises.

                  4.8.10 True and Complete Copies of the Hotel Operating Reports and of Seller's annual financial statements for the years 1999 - 2002.

                  4.8.11 A True and Complete Copy of each Collective Bargaining Agreement.

                  4.8.12 A True and Complete Copy of each plan document for the Hotel Employee Plans (other than multi-employer plans).

                  4.8.13 At least five Business Days prior to the Approval Date, a schedule of Vouchers.

                  4.8.14 By the Approval Date or as soon thereafter as practicable, an Estoppel Certificate with respect to each Lease (but Seller's obligation to deliver Estoppel Certificates shall be limited to using commercially reasonable efforts, without payment or other consideration, to obtain the same).

                  4.8.15 True and Complete Copies of all Reservations consisting of group booking contracts involving ten or more guest rooms.

                  4.8.16 A schedule listing, as of the date such schedule is prepared, all Hotel Employees by name, position, wage or salary, and full-time or part-time status.

Seller shall not be deemed to have warranted the accuracy or completeness of the Due Diligence Materials, other than (A) as expressly provided elsewhere in this Agreement, (B) to the extent denoted by the use of the term "True and Complete Copy" and (C) that, to Seller's Knowledge, except as expressly noted above, no material item includable on any of the schedules attached as exhibits hereto or otherwise included in the Due Diligence Materials has been intentionally omitted therefrom.

         4.9 BUYER'S RIGHT OF TERMINATION. In addition to the right of termination provided in Section 4.4, Buyer shall have the right, in its sole discretion and for any reason whatsoever, to terminate this Agreement. Buyer shall be conclusively deemed to have elected to terminate this Agreement unless, by 5:00 p.m., Pacific Time, on the Approval Date, Buyer has given Seller and Escrow Agent written notice of its election to proceed with the purchase of the Hotel under this Agreement; but, if Buyer gives such notice by such time, then Buyer's right of termination under this Section 4.9 shall be forever waived.

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5.       REPRESENTATIONS

         5.1      BY SELLER.

                  5.1.1 REGARDING THE HOTEL. Seller hereby represents to Buyer that, as of the Effective Date and except as disclosed in Exhibit H or in any other Exhibit to this Agreement, the Environmental Report, the Natural Hazard Report, the Title Report or the Survey or any of the other Due Diligence
Materials:

                           5.1.1.1  To Seller's Knowledge, neither of Seller and
Hotel Manager has received written notice from any Governmental Authority or is otherwise aware (A) that the current condition, occupancy or use of the Hotel violates or will require correction under any applicable Law (including, without limitation, building and safety codes, Title III of the Americans with Disabilities Act, OSHA regulations or Laws regulating Hazardous Substances), (B) that the Hotel is or will be the subject of an investigation as the existence of any such violation or requirement (excluding routine periodic inspections) or
(C) or any proceeding or threatened action to revoke, cancel or deny renewal of any Permit or Liquor License.

                           5.1.1.2  To Seller's Knowledge, neither or Seller or
Hotel Manager has received written notice from the carrier of any insurance covering the Hotel, or is otherwise aware, of any condition that, if not corrected, would result in termination of such insurance or a material increase in the premium therefor.

                           5.1.1.3  To Seller's Knowledge, neither Seller nor
Hotel Manager has received written notice from any Governmental Authority of a proceeding to create any new assessment district that would include the Hotel Premises or any part thereof.

                           5.1.1.4  Neither Seller nor Hotel Manager has filed
any notice of protest or appeal against, or commenced proceedings to recover, real property tax assessments against the Hotel Parcel or the Hotel Improvements (excluding those, if any, that have already been resolved).

                           5.1.1.5  To Seller's Knowledge, Seller has not failed
to provide, construct or complete any on-site or off-site parking or public improvements required, pursuant to any Permit or written agreement binding upon Seller or the Hotel Premises, for the current use and operation of the Hotel.

                           5.1.1.6  To Seller's Knowledge, neither Seller nor
Hotel Manager has received written notice from the applicable taxing Governmental Authority of any deficiency or delinquency in payment of sales, use, occupancy or personal property taxes (excluding those, if any, that have already been resolved).

                           5.1.1.7  There are no lawsuits, administrative
proceedings, arbitration proceedings or other such legal proceedings that have been filed and served upon Seller (or with respect to which Seller has otherwise received proper notice) or, to Seller's Knowledge, otherwise pending or threatened, whose outcome could adversely affect title to or the use, occupancy or operation of the Hotel or Seller's ability to convey the Hotel under this Agreement (including, without limitation, actions for condemnation). To Seller's Knowledge, the schedule of litigation

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provided to Buyer pursuant to Section 14.8.3 will include each pending action against Seller or Hotel Manager concerning the Hotel that involves a claim or claims for either (A) monetary damages exceeding $25,000 or (B) injunctive or other equitable that could materially and adversely affect the operation of the Hotel, excluding (i) actions for monetary damages only that have been tendered to, and accepted without reservation of rights by, the liability insurance carrier with respect to the Hotel, (ii) workers compensation claims and (iii) any proceedings by employees other each court action where the amount claimed in such action exceeds $25,000. To Seller's Knowledge, court actions by employees that, individually, involve monetary claims of $25,000 or less do not, in the aggregate, involve monetary claims for more than $200,000.

                           5.1.1.8  There are no lawsuits or other actions filed
and served upon Seller, or to Seller's Knowledge, otherwise pending or threatened, and Seller is not otherwise party to any current proceeding, to revoke, invalidate or modify the Expansion Entitlements. To Seller's Knowledge, the Expansion Entitlements do not require the ownership, possession or right of use of any real property (other than public streets and rights of way) that is not included in the Hotel Premises, except as specifically provided in the Expansion Entitlements, in any ordinances approving the Expansion Entitlements or in any other Laws referenced in the Expansion Entitlements.

                           5.1.1.9  Neither Seller nor Hotel Manager has
received written notice from any Governmental Authority (i) of any pending or threatened proceeding or investigation concerning any alleged or suspected violation of applicable Laws regarding the use, storage, transportation, release or disposal of Hazardous Substances ("Environmental Laws") or (ii) of any alleged violation of Environmental Laws at the Hotel that remains uncured. Neither Seller nor Hotel Manager has used, stored, disposed or released any Hazardous Substances at or about the Hotel in violation of any Environmental Laws nor, to Seller's Knowledge, has any use, storage, disposal or release of Hazardous Substances occurred at or about the Hotel in violation of any Environmental Laws during the period of Seller's ownership. Seller has not installed, nor are there currently in use at the Hotel, any underground storage tanks.

                           5.1.1.10 Except as identified on the Schedule of
Membership Agreements attached hereto as Exhibit V, there are no agreements under which any Person has membership rights with respect to the use of any facilities at the Hotel and, except for any express or implied rights created by applicable Laws, Members' rights to the use of such facilities are solely as set forth in the Membership Agreements.

                           5.1.1.11 Exhibit U identifies each registered Mark
(if any). Seller has not entered into or assumed, and to Seller's Knowledge there does not exist, (A) any license or other agreement under Seller holds or uses, or authorizes any other Person to use, any of the Marks or (B) any lien, security interest or other encumbrance with respect to any of the Marks, other than Permitted Exceptions. To Seller's Knowledge, neither Seller nor Hotel Manager has received any written notice that Seller's use of the Marks infringes or misappropriates the rights of any other Person.

                           5.1.1.12 The Schedule of Leases attached hereto as
Exhibit I accurately identifies (A) all of the existing Leases and the tenants thereunder, (B) the date on which the current term of such Lease expires, (C) the outstanding amount of the tenant's security deposit under such

Lease, (D) any existing rent delinquencies and (E) any remaining obligation of the landlord to install or pay for space improvements or provide "free" rent. Seller has heretofore delivered to Buyer True and Complete Copies of the Leases. Except as disclosed on Exhibit I, neither Seller nor, to Seller's Knowledge, the tenant is currently in monetary or other material default under any of the Leases.

                           5.1.1.13 The Schedule of Contracts attached hereto as
Exhibit J identifies all of the existing Equipment Leases and Service Contracts and, to Seller's Knowledge, all other contracts material to the operation of the Hotel in the Ordinary Course. Neither Seller nor, to Seller's Knowledge, any other party to any Contract identified on Exhibit J is currently in default thereunder. Seller has delivered, or within five Business after the Effective Date will deliver, True and Complete Copies of the Assumed Contracts to Buyer.

                           5.1.1.14 No document (if any) removed from the Hotel
Records pursuant to the exclusions specified in Section 1.60 discloses any material and adverse condition of or event concerning the Hotel that is not otherwise disclosed in the Hotel Records, the Due Diligence Documents or this Agreement.

                           5.1.1.15 The Schedule of Employee Benefit Plans
attached hereto as Exhibit K identifies each Hotel Employee Plans. To Seller's Knowledge, no Hotel Employee Plan is the subject of any investigation, audit or other such adverse action by the Internal Revenue Service, the United States Department of Labor or the Pension Benefit Guaranty Corporation, nor is there any basis for any such adverse action.

                           5.1.1.16 Except for and as disclosed in the
Collective Bargaining Agreements and below in this paragraph, none of the Hotel Employees are covered by a collective bargaining agreement or within any bargaining unit certified under the National Labor Relations Act or any similar state Law. To Seller's Knowledge, (A) no work stoppage on the part of any Hotel Employees is being threatened, (B) neither Seller nor Hotel Manager has received written notice of any pending charge of unfair labor practices. Except for negotiations with the recently certified bargaining agent for the Hotel doormen, valet parking attendants and valet parking cashiers, neither Seller nor Hotel Manager is currently conducting any contract negotiations with any collective bargaining representative of any of the Hotel Employees.

                           5.1.1.17 Except as disclosed by Exhibit K or in the
Collective Bargaining Agreements, neither Seller nor Hotel Manager are obligated to, or otherwise, make contributions on behalf of any Hotel Employee to a multi-employer employee benefit plan.

                           5.1.1.18 Operator has good and marketable title to
the Leased Equipment, Liquor Inventory, and the Inventory, subject only to Permitted Exceptions (including, without limitation, the lien of the Existing Loan and the Equipment Leases) and to any vendor liens arising in the Ordinary Course and reflected in the Hotel accounts payable records.

                           5.1.1.19 HDC LLC has good and marketable title to the
FF&E (excluding the Leased Equipment), subject only to Permitted Exceptions (including, without limitation, the lien of the Existing Loan) and to any vendor liens arising in the Ordinary Course and reflected in the Hotel accounts payable records.

                           5.1.1.20 The Hotel Operating Reports are True And
Complete Copies of the statements that Hotel Manager prepared in the Ordinary Course and delivered pursuant to the Hotel Management Agreement and, to Seller's Knowledge, are correct and complete in all material respects.

                           5.1.1.21 The schedule of Permits to be delivered by
Seller pursuant to Section 4.8.7 will, to Seller's Knowledge, include all of the Permits held by Seller or Hotel Manager and, within five Business Days following the Effective Date, Seller will provide Buyer with True and Complete copies of the Permits listed on such schedule.

                  5.1.2 REGARDING THE EXISTING LOAN. Seller hereby represents to Buyer that, as of the Effective Date:

                           5.1.2.1  Seller has not received written notice from
Lender charging that there currently exists with respect to the Existing Loan an event of default, or event or condition that with notice and/or passage of time will mature into an event of default, or right of immediate acceleration on the part of Lender. No monetary or material non-monetary default exists with respect to the Existing Loan. (For purposes of this Section 5.1.2.1, a material non-monetary default is one which, under applicable Law, would permit Lender to accelerate the Existing Loan and foreclose its deed of trust on the Hotel Premises.)

                           5.1.2.2  To Seller's Knowledge, the outstanding
principal balance on the Existing Loan does not exceed $148,740,000 and, other than accrued and unpaid interest and periodic payments into reserve and impound accounts (as specified in the Loan Agreement), no other amounts are currently due on the Existing Loan.

                           5.1.2.3  Seller has provided (or will within five
Business Days after the Effective Date provide) Buyer with true and complete copies of all material documents evidencing, securing or governing the Existing Loan, including the Loan Agreement, promissory, deed of trust and collateral assignments.

                           5.1.2.4  Seller has fully complied with Section
4.1.21 of the Loan Agreement.

                  5.1.3 REGARDING SELLER. Seller hereby represents to Buyer that:

                           5.1.3.1  Each of Seller is duly organized, validly
existing and in good standing under the laws of its State of incorporation; excepting IP is qualified to do business in California; has full power to enter into this Agreement and to fulfill its obligations hereunder; has authorized its execution, delivery and performance of this Agreement by all necessary corporate action; and the Persons executing and delivering this Agreement on behalf of Seller have full power and authority to do so.

                           5.1.3.2  No attachments, execution proceedings,
assignments for the benefit of creditors, insolvency, bankruptcy, dissolution or other similar legal proceedings are pending or, to Seller's Knowledge, threatened against any of Seller and/or any direct or indirect shareholder in Seller, nor are any such proceedings contemplated by any of them; and none of Seller or any of such shareholders has ever been a debtor under any case commenced under the United States Bankruptcy Code.

                           5.1.3.3  Seller has full right and power to convey
and deliver possession of the Hotel Premises and to transfer all of the other property comprising the Hotel in accordance with this Agreement.

                           5.1.3.4  Operator holds legal and beneficial title to
all of the membership interests in HDC LLC, free and clear of all Liens and other encumbrances (other than Permitted Encumbrances), and has full right and power to sell and assign all such interests to Buyer. HDC LLC has no assets other than the FF&E (excluding the Leased Equipment), has engaged in no business other than holding such FF&E, and has no liabilities (except that HDC LLC holds the FF&E subject to Liens securing the Existing Loan). Within ten Business Days following the Effective Date, Seller will provide to Buyer True and Complete copies of the organizational documents of HDC LLC.

                           5.1.3.5  (A) Except for the consent of Lender, no
Governmental Authority, internal or other third-party approval or consent which has not already been obtained is required for Seller's execution and delivery of, or performance of obligations under, this Agreement and (B), subject to obtaining Lender's consent to the transfer of the Hotel to and assumption of the Existing Loan by Buyer, Seller's execution, delivery and performance of this Agreement do not and will not violate, and are not restricted by, any other contractual obligation or any Law to which Seller is a party or by which Seller or any of the property comprising the Hotel is bound.

                           5.1.3.6  As of the Effective Date, there are no
lawsuits filed and served against Seller whose outcome could adversely affect Seller's ability to perform its obligations under this Agreement.

                           5.1.3.7  Except for Seller's Advisor, Seller has not
engaged or dealt with any broker, finder or similar agent in connection with the transactions contemplated by this Agreement.

                           5.1.3.8  Seller is not a "foreign person" within the
meaning of Section 1445 of the Internal Revenue Code of 1986.

                           5.1.3.9  Each of the Persons named in the definition
of "Seller's Knowledge" have carefully reviewed the representations of Seller herein that are limited to Seller's Knowledge.

         5.2      BY BUYER. Buyer hereby represents to Seller that:

                  5.2.1 Buyer is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of its formation, is in good standing and qualified to do business in every other jurisdiction in which such qualification is legally required; has full power and authority to enter into this Agreement and to fulfill its obligations hereunder; has authorized the execution, delivery and performance of this Agreement by all necessary company action; and the

Person(s) executing and delivering this Agreement on behalf of Buyer have full power and authority to do so.

                           5.2.1.1  No attachments, execution proceedings,
assignments for the benefit of creditors, insolvency, bankruptcy, dissolution or other similar legal proceedings are pending or, to Buyer's actual knowledge, threatened against Buyer and/or any direct or indirect shareholder in Buyer, nor are any such proceedings contemplated by any of them; and none of Buyer or any of such shareholders has ever been a debtor under any case commenced under the United States Bankruptcy Code.

                  5.2.2 Except for approval of Buyer's board of directors, no Governmental Authority, internal or other third-party approval or consent which has not already been obtained are required for Buyer's execution and delivery of, or performance of obligations under, this Agreement, and Buyer's execution and performance of this Agreement do not and will not violate, and are not restricted by, any other contractual obligation or applicable Law to which Buyer is a party or by which Buyer is otherwise bound. Buyer's election not to terminate this Agreement under Section 4.9 shall constitute Buyer's representation and warranty that Buyer's board of directors have authorized Buyer's purchase of the Hotel under to this Agreement.

                  5.2.3 As of the Effective Date, there are no lawsuits filed and served against Buyer or, to Buyer's Knowledge, otherwise pending or threatened whose outcome could adversely affect Buyer's ability to purchase the Hotel and otherwise perform its obligations under this Agreement.

                  5.2.4 Except for Seller's Advisor, Buyer has not engaged or dealt with any broker, finder or similar agent in connection with the transaction contemplated by this Agreement.

                  5.2.5 Buyer is experienced in the acquisition, ownership and operation of hotels similar to the Hotel and is well-equipped to assess and evaluate the Hotel.

                  5.2.6 PRIOR TO THE APPROVAL DATE, BUYER WILL HAVE CONDUCTED ITS OWN INVESTIGATION OF THE HOTEL AND MADE ALL INQUIRIES, INSPECTIONS, TESTS, AUDITS, STUDIES AND ANALYSES ("INQUIRIES") IN CONNECTION WITH PURCHASING THE HOTEL THAT BUYER DEEMS NECESSARY OR ADVISABLE AND BUYER WILL RELY ON SUCH INSPECTIONS AND TESTS IN DETERMINING IF THE HOTEL IS SUITABLE FOR BUYER'S PURPOSES. IF FOR ANY REASON BUYER IS UNABLE ON OR BEFORE THE APPROVAL DATE TO MAKE ANY INQUIRY THAT IT DESIRED TO MAKE, OR THAT IS CUSTOMARILY MADE IN TRANSACTIONS OF THIS SORT, OR OTHERWISE FAILS TO OBTAIN INFORMATION SUFFICIENT TO ANSWER ANY QUESTION REGARDING THE CONDITION AND SUITABILITY OF THE HOTEL, AND YET NONETHELESS PROCEEDS WITH THE PURCHASE OF THE HOTEL, BUYER SHALL ASSUME ALL RISKS THAT, HAD IT PERFORMED SUCH INQUIRY OR OBTAINED SUCH INFORMATION, IT WOULD HAVE ELECTED NOT TO PROCEED WITH THE PURCHASE OF THE HOTEL ON THE TERMS CONTAINED HEREIN.

                  5.2.7 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY TRANSFER INSTRUMENT, BUYER IS BUYING THE HOTEL "AS IS, WHERE-IS AND WITH

ALL FAULTS" AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER, WHETHER BY SELLER OR BY ANY ONE ACTING ON SELLER'S BEHALF (INCLUDING, WITHOUT LIMITATION, AGENTS, BROKERS, CONSULTANTS, COUNSEL, EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, TRUSTEES OR BENEFICIARIES).

         5.3 WAIVER AND RELEASE. AS A MATERIAL PART OF THE CONSIDERATION TO SELLER FOR THE SALE OF THE HOTEL HEREUNDER, EXCEPT FOR A CLAIM MADE UNDER THIS
SECTION 5 FOR MONETARY DAMAGES DUE TO A BREACH OF A REPRESENTATION OR OTHER OBLIGATION OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT OR FOR SELLER'S OWN WILLFUL FRAUD, BUYER HEREBY WAIVES AND RELINQUISHES, AND RELEASES SELLER AND ALL OF SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS (COLLECTIVELY, "SELLER RELEASEES") FROM, ANY AND ALL CLAIMS AND REMEDIES (INCLUDING, WITHOUT LIMITATION, ANY RIGHT OF RESCISSION) AGAINST SELLER RELEASEES OR ANY OF THEM BASED DIRECTLY OR INDIRECTLY ON (A) ANY PAST, PRESENT OR FUTURE CONDITION OF THE HOTEL, INCLUDING, WITHOUT LIMITATION, THE RELEASE OR PRESENCE OF ANY HAZARDOUS SUBSTANCES OR (B) ANY MISREPRESENTATION, OR FAILURE TO DISCLOSE TO BUYER ANY INFORMATION, REGARDING THE HOTEL (INCLUDING, WITHOUT LIMITATION, ANY DEFECTIVE, HAZARDOUS OR UNLAWFUL CONDITION WHICH SELLER SHOULD BE AWARE, WHETHER OR NOT SUCH CONDITION REASONABLY COULD HAVE BEEN DISCOVERED BY BUYER THROUGH AN INSPECTION OF THE HOTEL OR THE PROPERTY RECORDS). BUYER UNDERSTANDS THAT SUCH WAIVER AND RELEASE INCLUDES STATUTORY AS WELL AS "COMMON LAW" AND EQUITABLE RIGHTS AND REMEDIES AND THAT IT COVERS POTENTIAL CLAIMS OF WHICH BUYER MAY BE CURRENTLY UNAWARE OR UNABLE TO DISCOVER. BUYER ACKNOWLEDGES THAT THE FOREGOING WAIVER AND RELEASE IS OF MATERIAL CONSIDERATION TO SELLER IN ENTERING INTO THIS AGREEMENT, THAT BUYER'S COUNSEL HAS ADVISED BUYER OF THE POSSIBLE LEGAL CONSEQUENCES OF MAKING SUCH WAIVER AND RELEASE AND THAT BUYER HAS TAKEN INTO ACCOUNT, IN AGREEING TO PURCHASE THE HOTEL AT THE PURCHASE PRICE SPECIFIED HEREIN, SELLER'S DISCLAIMER OF ANY WARRANTIES AND REPRESENTATIONS REGARDING THE HOTEL OTHER THAN THOSE EXPRESSLY SET FORTH HEREIN.

BUYER FURTHER AGREES AND ACKNOWLEDGES THAT, IN GIVING THE FOREGOING WAIVER AND RELEASE, IT HAS WITH ITS LEGAL COUNSEL, CONSIDERED ANY STATUTE OR OTHER LAW THAT MIGHT APPLY TO AND LIMIT THE EFFECT OF BUYER'S WAIVER AND RELEASE HEREIN AND HEREBY KNOWINGLY WAIVES THE BENEFITS OF ANY SUCH LAW AND INTENDS THAT IT NOT BE APPLICABLE HERE.

         5.4 SURVIVAL AND LIMITATIONS. The Parties' representations set forth in this Section 5 (and their respective liability for any breach thereof) shall survive Closing and shall not be deemed to merge into any of the Transfer Instruments; provided, however, that after Closing Seller shall have no liability to Buyer for any breach of such representations unless:

                  5.4.1 The material facts constituting such breach have not come to Buyer's Knowledge prior to the Approval Date;

                  5.4.2 Buyer has given Seller written notice claiming such breach, and stating in reasonable detail the factual basis for such claim, prior to the first anniversary of the Closing Date; and

                  5.4.3 Buyer's actual out-of-pocket loss from such breach exceeds $25,000 and from all breaches of Seller's representations herein exceeds $1,000,000;

and provided further, that in no event shall Seller's aggregate liability to Buyer for all such breaches exceed three percent of the Purchase Price.

         5.5 GUARANTY. At Closing, Seller shall cause L-O Rosemont Hotel Acquisition, Inc. ("Rosemont") to deliver to Buyer its guaranty, substantively in the form attached hereto as Exhibit L, of payment of any amounts that Seller may owe under this Agreement (i) for breach of Seller's representations and warranties hereunder and (ii) under any indemnification provision herein, substantively in the (the "ROSEMONT GUARANTY"). Within five Business Days after the Effective Date, Seller shall furnish Buyer with True and Complete Copies of Rosemont's financial statements for the year ended December 31, 2002, and the quarter ended June 30, 2003. The Rosemont Guaranty shall further provide that, for a period of one year after Closing (and thereafter, so long as any timely made claim by Buyer, for breach of Seller's representations and warranties or under any such indemnification, has not been finally resolved), Rosemont shall
(x) hold, in a segregated and restricted account, the sum of $1,000,000 (or, after the first anniversary of Closing, if less, the aggregate amount of such unresolved claims) and (y) maintain, on a consolidated GAAP basis, current assets of at least $2,000,000 and a net worth of at least $20,000,000.

         5.6 NOTICE OF SUBSEQUENT EVENT OR DISCOVERY. Prior to Closing, each Party shall give the other prompt notice of its discovery of any event or condition which has the effect of making any representations contained in
Section 5 materially inaccurate, either when made or as of Closing. If it is reasonably likely that such event or condition can be remedied prior to the Last Closing date, so as to remove such material inaccuracy and correct any material adverse effect that the other Party would otherwise suffer, and if the representing Party undertakes in writing to the other Party, within ten Days after giving or receiving such notice, to use all commercially reasonable efforts to effect such remedy, then so long as it is making such efforts the representing Party shall have until the Last Closing Date to complete such remedy (as well as the right to extend the Last Closing Date by up to 30 Days for the purpose of completing such remedy) and the other Party shall not be entitled, prior to the Last Closing Date or (if earlier) the cessation of such efforts, to terminate this Agreement by reason of such inaccuracy; provided, however, that this sentence shall not apply to Buyer's failure to obtain by the Approval Date the approval of its board of directors to its purchase of the Hotel. Where such event or condition constitutes a breach of a Party's representations contained herein, though, nothing in this Section 5.6 shall be deemed to limit the other Party's right after Closing to recover monetary damages for such breach, to the extent such breach is not cured prior to Closing.

6. OPERATION OF THE HOTEL PENDING CLOSING. From the Effective Date until Closing, except for emergencies, Seller shall use commercially reasonable efforts to operate the Hotel in the Ordinary Course and shall not cause, approve or voluntarily permit any material change in the operations of the Hotel without Buyer's prior written approval (which shall not be unreasonably withheld, conditioned or delayed), including:

         6.1 Material alterations or other material changes in the Hotel Improvements except as may be currently required by Law and except for Approved Capital Expenditures.

         6.2 Cancellation, material modification or surrender of any existing Permit for the Hotel.

         6.3      Creation, termination or material modification of any Lease.

         6.4 Creation or modification of any mortgage, deed of trust or other encumbrance on Seller's title to the Hotel.

         6.5 Entering into or materially modifying any Contract, unless the same is terminable upon Closing, or terminating any Assumed Contract.

         6.6 Material reductions in levels of service, sales and marketing efforts, maintenance or staff.

         6.7 Reductions of supplies, Inventory or Liquor Inventory levels below customary, seasonally adjusted levels.

         6.8 The sale, conveyance, removal, assignment, encumbrance or other transfer of the Hotel or any portion thereof, or the grant of any rights to use or occupy the same for periods after Closing, of the sale, conveyance or other transfer by HDC LLC of any of the FF&E, except for (A) Reservations made in the Ordinary Course (subject to Section 6.11), (B) compliance with obligations of Seller under existing Reservations, Contracts and Leases or under applicable Laws, (C) disposal of obsolete or damaged FF&E or Inventory items (provided any such disposed item has been, or prior to Closing will be, replaced by one of at least comparable value and quality, unless surplus to the Hotel's requirements and of no material value) and (D) any such action expressly permitted or required under any other provision of this Agreement.

         6.9 The imposition of any liens or encumbrances with respect to the Hotel or any portion thereof which would survive the Closing, except for the lien of the Existing Loan. and for vendor liens incurred in the Ordinary Course.

         6.10 Any material reduction in Hotel Employees (other than termination of seasonal employees in the Ordinary Course) or any material change in salary, wages or other benefits payable to Hotel employees other than in the Ordinary Course or as may be required pursuant to applicable law.

         6.11 After Buyer has waived its right to terminate this Agreement under Section 4.9 and made the Additional Deposit: any group booking Reservations for periods after the Closing Date unless made in the Ordinary Course and on rates consistent with Hotel Manager's current pricing for group business (taking into account seasonal and other customary variations in pricing); provided, however, that, for any group booking Reservation requiring Buyer's consent hereunder, Buyer's failure to notify Seller in writing of its disapproval (and the reasons therefor) within three days after

Seller's written request for approval shall be conclusively deemed to be Buyer's approval of such group booking. For purposes hereof, a "group booking" is one for ten or more guest rooms.

         6.12 Amending or modifying any Collective Bargaining Agreement or entering into or otherwise negotiating any new collective bargaining agreement with any existing or prospective collective bargaining unit, except as required by applicable Law.

         6.13 The granting of any license or sublicense with respect to any of the Marks.

         6.14 The assignment, transfer, pledge or other encumbrance of the membership interests in HDC LLC or the creation of any new membership interests therein; the dissolution of HDC LLC or its merger, conversion or consolidation with or into any other entity; the incurrence by HDC LLC of any liabilities (other than acquiring FF&E subject to Liens securing the Existing Loan); the acquisition by HDC LLC of any assets other than FF&E; or the engagement by HDC LLC in any business other than holding the FF&E.

Seller shall also:

         6.15 Cause Hotel Manager, to the extent within Hotel Manager's reasonable control, to keep Hotel management personnel fully involved in the operation of the Hotel until Closing.

         6.16 Prior to Closing, complete each of the Committed Capital Expenditures (but Seller shall not be obligated to expend more than the amount shown for such item in the "Committed Unpaid" column of Exhibit Q and shall not be obligated to complete any Approved Capital Expenditure to the extent that the cost thereof is included in the "Balance" column of Exhibit Q).

         6.17 After the Approval Date, cause the Hotel Manager not to issue any more PIK Vouchers or Unpaid Vouchers.

7.       OTHER AGREEMENTS.

         7.1 OPERATING LEASE; PROPERTY MANAGEMENT AGREEMENT; IP LICENSE AGREEMENT. Buyer shall not assume any obligations under the Operating Lease, the Hotel Management Agreement or the IP License Agreement. Seller shall cause each of the Operating Lease, the Hotel Management Agreement and the IP License Agreement (and each other agreement, if any, between or among any of Seller, Hotel Manager or their Affiliates that would otherwise purport to encumber the Hotel after Closing) to be terminated as of Closing and shall deliver possession of the Hotel to Buyer free and clear of any possessory rights of the Hotel Manager or Operator or Claims under the IP License Agreement. Seller shall remain responsible for all amounts due under the Operating Lease, the Hotel Management Agreement and the IP License Agreement and shall Indemnify Buyer from and against any Claims therefor. Seller's obligations under this Section 7.1 shall survive Closing.

         7.2      LIQUOR LICENSE(S) AND INVENTORY.

                  7.2.1 APPLICATION FOR NEW LICENSES. Buyer shall be responsible, at its expense, for preparing, filing and prosecuting all applications before Governmental Authorities for the re-issuance of the Liquor License at the Hotel to Buyer or its nominee following Closing. Seller shall cooperate with Buyer in such applications as Buyer may reasonably request (but without any obligation on the part of Seller to incur more than $25,000 in out-of-pocket expense or liability in doing so).

                  7.2.2 TRANSFER OF LIQUOR INVENTORY. In accordance with the applicable California alcoholic beverage control Laws, Buyer and Operator shall enter into the following arrangements for the sale and transfer of the Liquor
Inventory:

                           7.2.2.1  Within ten Days after the Approval Date,
Operator and Buyer shall open an escrow (the "Liquor Escrow") with Wells Fargo Bank, San Francisco, California ("Liquor Escrow Agent"), for the sale and purchase of the Liquor Inventory. Operator and Buyer shall pay the fees and expenses for the Liquor Escrow in equal shares.

                           7.2.2.2  At Closing, Seller shall direct Escrow Agent
to deduct from the proceeds of the Purchase Price, and deposit in the Liquor Escrow, the amount of $260,000 (the "Liquor Escrow Deposit").

                           7.2.2.3  The Liquor Escrow shall close at the later
of (A) Closing or (B) the issuance of Buyer's Liquor License, except that the Liquor Escrow Deposit shall remain in the Liquor Escrow until the later of (i) the statutory period under applicable alcoholic beverage control Laws for trade creditor claims against Operator (as seller of the Liquor Inventory) has expired and all such claims (if any) have been resolved or (ii) the earlier of the issuance of Buyer's Liquor License or the 180th day after the Closing Date, at which time the Liquor Escrow Deposit (less any amounts applied to such claims) shall be released to Seller regardless of whether Buyer has obtained its Liquor License. Any trade payables due and unpaid as of Closing with respect to the Liquor Operations shall be included in Hotel Payables and credited to, and assumed by, Buyer in accordance with Sections 8.4 and 11 and, to the extent of any credit received by Buyer for such payables, Buyer shall, immediately upon Seller's demand, reimburse to Seller any amount deducted from the Liquor Escrow Deposit to pay the same.

                           7.2.2.4  Except as specified in Section 7.2.2.2, no
deduction from or other adjustment to the Purchase Price shall be made by reason of the separate sale of the Liquor Inventory.

                  7.2.3 TRANSITIONAL ARRANGEMENTS. If Buyer has not by Closing obtained the a new Liquor License, then provided that Buyer has by Closing filed all necessary applications for its Liquor License, at Buyer's request Operator shall enter into a lease, concession agreement or other arrangement, for a term of 180 days (or less, as Buyer may elect) and on other commercially reasonable terms (but not including any rent, license fee or other similar fee payable by Buyer whether or not the same is commercially reasonable), under which the Liquor Operations, together with the areas within the Hotel described or otherwise identified in or with respect to the Liquor License as licensed for Liquor Operations (the "Licensed Premises"), would continue to be operated under the now-existing Liquor License until the time such approvals had been granted and Buyer (or its designee) is able lawfully to take over the Licensed Premises and Liquor Operations or expiration of the term whichever first occurs. To the maximum extent permitted by applicable Laws, any such arrangement shall be structured so as to preserve to Buyer the economic or other benefits of the transactions contemplated by this Agreement and, in any event, so as to hold Operator harmless from any loss, liability or expense related to the licensed activities after Closing.

         7.3 PROPERTY OF GUESTS. All baggage or other items checked or left in the care of Seller, and any items in the "Lost and Found Bin" will be listed in an inventory, prepared in duplicate and signed by representatives of Seller and Buyer on the Closing Date. Buyer will be responsible from and after the Closing for all property so listed and shall hold harmless, indemnify and defend Seller, from and against any and all Claims arising out of the subsequent loss of or damage to such listed property. Seller shall indemnify Buyer from and against any and all Claims arising out of any loss of or damage to property of guests at the Hotel prior to the Closing or not so listed in such inventory. Seller and Buyer shall use reasonable efforts to have Hotel guests who have left items in any of the Hotel's safe deposit boxes (not including in-room safes) confirm on the Closing Date that no such items are missing, but Seller shall not be deemed liable for any guest Claim made after the Closing Date with respect to items allegedly left in a Hotel safe deposit box before Closing merely because such items could not be listed on the above-described inventory.

         7.4 ASSUMPTION OF EXISTING LOAN. Buyer shall diligently use all commercially reasonable efforts to satisfy Lender's usual and customary requirements for assumption of the Existing Loan (which shall be deemed to include also the usual and customary requirements of the Rating Agencies for their confirmations that the sale of the Hotel to Buyer will not result in an downgrade of the rating of the Existing Loan), including, without limitation:

                  7.4.1 Providing to Lender and the Rating Agencies (as defined in the Loan Agreement) as promptly as practicable, substantially all information concerning Buyer and its Affiliates that is customarily or reasonably required in connection with Lender's consideration of such assumption. Within in five Business Days after the Effective Date, Buyer shall provide to Lender all such information that has been identified and is then in Buyer's possession or ready control.

                  7.4.2 At or prior to Closing, either satisfying, or assigning its rights under this Agreement to an entity that satisfies, the definition of a "Permitted Transferee" in the Loan Agreement.

                  7.4.3 Providing to Lender timely evidence that all approvals required for Buyer's purchase of the Hotel have been obtained.

                  7.4.4 At Closing delivering to Lender (A) an assumption agreement with respect to the Existing Loan, in such form as Lender may reasonably require, (B) usual and customary legal opinions regarding Buyer's assumption of the Existing Loan, including, without limitation, opinions as to enforceability of the loan documents against Buyer and as to non-consolidation in bankruptcy and (C) such other documents as Lender may reasonably require, including evidence of good standing and authority.

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                  7.4.5    At Closing paying to Lender the transfer fee (equal
to 0.25% of the outstanding principal balance on the Existing Loan as of Closing), plus all costs and expenses incurred by Lender and the Rating Agencies in connection with Buyer's assumption of the Existing Loan.

                  7.4.6 Satisfying in timely fashion the other applicable, express conditions for assumption of the Existing Loan set forth in the Loan Agreement, to the extent within the reasonable control of Buyer or Buyer's Manager.

Seller shall reasonably cooperate with Buyer's efforts to obtain Lender's consent to assumption of the Existing Loan, including, without limitation, (i) promptly notifying Lender of the pending sale of the Hotel and Buyer's intention to assume the Existing Loan, (ii) providing Lender and the Rating Agencies with all information customarily or reasonably required of the selling borrower in connection with such an assumption and (iii) delivering to Lender all documentation reasonably required of Seller in connection with such assumption; provided, however, that Seller shall not be obligated to incur any out-of-pocket expense in excess of $20,000 or liability in connection with Buyer's assumption of the Existing Loan or Buyer's efforts to obtain Lender's consent to such assumption. Buyer's election not to terminate this Agreement under Section 4.9 shall constitute Buyer's representation and warranty to Seller that Buyer has familiarized itself with the requirements specified in the Loan Agreement for assumption of the Existing Loan and, to Buyer's Knowledge, has no reason to believe that Buyer will not be able to satisfy any of such requirements. Either Seller or Buyer shall have the right to extend the Closing Date (and, if necessary, the Last Closing Date) if, in such Party's good faith judgment, such extension is required in order to permit Buyer's assumption of the Existing Loan at Closing, but such extension may not be to a date later than December 31, 2003.

Notwithstanding any other provision hereof, rather than assume the Existing Loan Buyer shall have the right to elect to prepay or defease the Existing Loan in accordance with the terms of the Loan Agreement, subject to the conditions that:
(i) Buyer pay all of the costs of defeasance or prepayment and (ii) Buyer makes such election (by giving Seller and Lender written notice thereof) sufficiently in advance of the Last Closing Date to permit such defeasance to be effected by the Last Closing Date. Upon electing to defease or prepay the Existing Loan, Buyer (A) shall not longer be obligated to pursue Lender's consent to assumption of the Existing Loan, but (B) shall also be deemed to have waived irrevocably the condition to Closing specified in Section 9.1.5. Buyer shall Indemnify Seller from and against any Claim by Lender resulting from Buyer's electing to defease or prepay the Loan and then failing to close the purchase of the Hotel and such defeasance or prepayment, unless such failure is due to Seller's breach or default.

         7.5 DEVELOPMENT AGREEMENT STATEMENT OF COMPLIANCE. Seller shall request, within ten Business Days after the Effective Date, and thereafter use commercially reasonable efforts to obtain the Development Agreement Statement of Compliance, but Seller shall have no obligation to pay or give other consideration for such statement, or bring any action to compel its delivery. Promptly after obtaining the Development Agreement Statement of Compliance, Seller shall deliver a true and complete copy thereof to Seller and, at Closing, shall deliver to Seller the original.

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         7.6      TAX CLEARANCE CERTIFICATE. Operator shall apply (or, as
applicable, shall cause Hotel Manager to apply) to the California State Board of Equalization for a tax clearance certificate with respect to Seller's operations at the Hotel, to be issued by Closing through the Closing Date or as close to the Closing Date as is practicable (but, in any event, through September 30, 2003). If Seller is unable to obtain and deliver such clearance certificate to Buyer at or prior to Closing, there shall then be held back in Escrow from the proceeds of the Purchase Price otherwise due Seller at Closing an amount (the "Sales Tax Reserve") equal to (A) 125% of the amount, if any, of sales and use taxes claimed by the Board of Equalization to be then due from Operator (or Hotel Manager) and not paid by Closing or (B), if no such amount is then claimed by the Board of Equalization, $85,000. Escrow Agent shall (i) disburse the Sales Tax Reserve to Seller, upon Seller's delivery to Escrow Agent and Buyer of such clearance certificate, or (ii) if such certificate is not delivered within 180 days after Closing, remit the Sales Tax Reserve to the Board of Equalization for credit to Operator's (or Hotel Manager's) account.

         7.7 SHADOW MANAGEMENT. As soon as practicable after Buyer has elected to proceed with its purchase of the Property under Section 4.9 and has made the Additional Deposit, Seller shall permit Buyer to establish and maintain a shadow management operation with respect to the Hotel, provided that the number of individuals engaged in such operation shall not exceed ten. Personnel from Buyer's shadow management operation shall have reasonable access during normal business hours to all current Hotel Records and shall have the right (at Buyer's expense) to establish duplicate books and records in order to effect a smooth transition in the ownership and management of the Hotel; provided, however, that Buyer and its shadow management operation and employees shall not unreasonably or materially interfere with the normal management and operation of the Hotel, shall hold all information acquired from such books and records confidential in accordance with Section 16.1, shall repair any damage to the physical condition of the Hotel caused by Buyer or its agents in any such shadow management operation, and shall not be permitted to have assume (or deemed by virtue of such shadow management to have assumed) management responsibilities or functions prior to Closing. Buyer shall Indemnify Seller and Hotel Manager from and against any and all Claims arising out of such shadow management activities.

         7.8 RESIDUAL PAYMENTS WITH RESPECT TO WORKS OF ART IN FF&E. Seller shall assume the obligation for and make, in accordance with Section 986 of the California Civil Code, all payments (if any) due under such statutory provision, with respect to any and all works of fine art included within the FF&E, by reason of (i) the sale of the membership interests in HDC LLC to Buyer hereunder or (ii) any prior transfer of such art works, to the extent that Buyer or HDC LLC would otherwise be liable for such payments. Seller shall base each such payment on Seller's reasonable estimation of the value of work of art in question and shall Indemnify Buyer from and against any and all Claims arising out of Seller's failure to comply with this Section 7.8.

8. PRORATIONS, CREDITS AND OTHER ADJUSTMENTS. At Closing, the Parties shall make the prorations and other adjustments provided below, and the net amount consequently owing to Seller or Buyer shall be added to or subtracted from the proceeds of the Purchase Price payable to Seller at Closing. Beginning as close to the anticipated Closing Date as practicable, Seller shall, in consultation with Buyer and with Buyer's reasonable cooperation, cause to be prepared a prorations and credit statement (the "Preliminary Statement") which shall reflect all of the prorations, credits and other adjustments in payment at Closing required under this Section 8 or under any other

                                      -32-
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provision of this Agreement. As soon as the Parties have agreed upon the
Preliminary Statement, they shall jointly deliver a mutually signed copy thereof to Escrow Agent. To the extent the Parties are unable to agree by Closing on any item on the Preliminary Statement, Seller's estimation of such item shall be used and such item shall be finally resolved on the Final Statement pursuant to
Section 11.

         8.1 PRORATION OF TAXES. All real estate ad valorem taxes, general assessments and special assessments and all personal property ad valorem taxes assessed against the Hotel (generically, "Taxes") and payable during the tax year in which Closing occurs shall be prorated between Buyer and Seller as of the Closing Date.

         8.2      PRORATION OF EXPENSES.

                  8.2.1 The following items of expense with respect to any portion or aspect of the Hotel shall be prorated between Seller and Buyer as of the Closing Date:

                           8.2.1.1  Periodic charges under Assumed Contracts
(such as monthly rents or fixed periodic charges), but not charges made on a per-order or per-call basis.

                           8.2.1.2  Utility charges (but excluding any utility
deposits). To the extent reasonably practicable, though, in lieu of prorating the charges for any metered utility service, the Parties shall endeavor to have the utility read the meter as early as possible on the Closing Date, render a final bill to Seller based on such reading and bill all subsequent service to Buyer.

                           8.2.1.3  Accrued interest on the Existing Loan.

                           8.2.1.4  All other Hotel operating expenses of a
strictly periodic nature (and not based upon specific orders for goods or services), other than Employee Liabilities.

                  8.2.2 Notwithstanding any other provisions in this Agreement to the contrary, no prorations shall be made or credit given for the following:

                           8.2.2.1  Capital expenditures, including, without
limitation, Approved Capital Expenditures.

                           8.2.2.2  Purchase orders for any Inventory, FF&E or
Liquor Inventory not yet received as of Closing.

                           8.2.2.3  Costs and expenses associated with any
contracts that are not Assumed Contracts, including the costs and expenses associated with terminating the same (which shall be at Seller's sole cost and expense).

                           8.2.2.4  Except as expressly provided for elsewhere
in this Article VIII, Hotel operating expenses of a non-periodic nature.

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         8.3      PRORATION OF HOTEL REVENUES.

                  8.3.1 GUEST LEDGER. The open account ("GUEST LEDGER ACCOUNT") for each Person who is a guest at the Hotel on the night immediately preceding Closing ("CLOSING EVE") shall be prorated between Seller and Buyer as follows:

                           8.3.1.1  Room and service charges (including, without
limitation, room service charges, in-house movie fees, health or fitness club charges and honor bar charges) for all times preceding Closing Eve shall be credited to Seller.

                           8.3.1.2  Room and service charges for all times after
Closing Eve shall belong to Buyer.

                           8.3.1.3  Room and service charges for Closing Eve
shall be divided equally between Seller and Buyer.

                           8.3.1.4  Other charges shall be allocated between
Seller and Buyer as of the Closing Date, based on the time such charges were actually incurred.

                           8.3.1.5  Any other charges for the 24-hour period
including Closing Eve, which cannot be fixed as to the actual time of incurrence, shall be apportioned equally between Seller and Buyer.

                           8.3.1.6  From the amounts apportioned to Seller under
the foregoing clauses shall be deducted the allocable share of all applicable taxes, travel and tour agent commissions, license, reservation and franchise fees, and similar expenses with respect to such revenues, which Buyer shall then be responsible for paying along with the share thereof allocable to the amount apportioned to it. Any proration of revenues from Liquor Operations shall be subject to such limitations and conditions as may be imposed by applicable alcoholic beverage control Laws.

All Guest Ledger Accounts shall be assigned to Buyer at Closing, and Seller shall receive a proration credit equal to its net aggregate prorated amount under this Section 8.3.1.

                  8.3.2 BAR AND RESTAURANT REVENUES. Revenues from each of the bars, lounges and restaurants within the Hotel shall be prorated as of the actual time that such facility closes on Closing Eve.

                  8.3.3 RENTS AND OTHER OPERATING REVENUES. Monthly rents and other fixed periodic payments under the Leases, monthly or other periodic dues or membership fee payments under the Membership Agreements, and any other operating revenues not otherwise provided for in this Section 7.2.3, shall be prorated between Buyer and Seller as of Closing; but no proration shall be made of any rents or other payments which are overdue as of the Closing Date until such payments are actually received (with amounts received by Buyer after Closing under any Lease subject to such a delinquency being credited first against amounts currently due and payable and thereafter against overdue payments).

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

                  8.3.4 OTHER HOTEL RECEIVABLES. Except as otherwise provided with respect to Guest Ledger Accounts and payments under Leases, Seller shall assign to Buyer all Hotel receivables aged 90 days or less as of Closing, other than the following ("Excluded Receivables"): (i) receivables that have been disputed in writing by the account debtor or as to which the account debtor has otherwise declared in writing an intention not to pay, (ii) receivables from any Person who is the subject of a bankruptcy case or other insolvency proceeding or who has declared in writing an inability to pay or (iii) any other receivable to which Buyer reasonably objects as unlikely to be paid. Seller shall receive a proration credit equal to 100% of the face amount of all receivables assigned to Buyer pursuant to this Section 8.3.4 and shall retain all Excluded Receivables.

         8.4 HOTEL PAYABLES. At Closing, Buyer shall receive a proration credit equal to the excess of (A) the aggregate estimated amount of all Hotel Payables in the Preliminary Statement over (B) Buyer's prorated share of such Hotel Payables under Section 8.2, and Buyer shall assume the obligation to satisfy Hotel Payables (1) included in such estimate (as evidenced by a schedule which Seller shall prepare and submit to Buyer as part of the Preliminary Statement) and (2) which otherwise are identified within the 90-day period following Closing. After Closing, before paying any amount invoiced or otherwise claimed by a third party due with respect to the Hotel operations prior to Closing which is not included on such schedule (or is claimed in an amount larger than that shown on such schedule), Buyer shall first submit such invoice or claim to Seller. Unless Seller, within 15 days after receiving such submission, objects to such invoice or claim (thereby making it a Disputed Payable), Buyer may pay the same and take a credit for such payment on the Final Statement. Seller shall remain responsible for all Disputed Payables.

         8.5      OTHER CREDITS TO BUYER.

                  8.5.1 CREDITS FOR RESERVATION DEPOSITS AND SECURITY DEPOSITS. Buyer shall receive a proration credit equal to (A) the aggregate amount of all outstanding Reservation Deposits and (B) the aggregate amount of the unapplied balance of all cash (or cash equivalent) security, damage or other deposits paid by any tenants to secure their obligations under Leases. With respect to any security deposits that are not in the form of cash, Seller shall at its sole cost and expense cause the same to be endorsed or transferred to or re-issued in the name of, Buyer, at or as soon as practicable after Closing.

                  8.5.2 CREDIT FOR EXISTING LOAN BALANCES. Buyer shall receive a proration credit for the outstanding principal balance on the Existing Loan (including all amounts then due to Lender from Holding other than interest, impound payments and fees, expenses and other payments due with respect to Buyer's assumption of the Loan). Seller shall receive a credit for outstanding balances in any tax, insurance, lockbox or other impound accounts held by Lender on account of the Existing Loan and Seller shall assign all of its rights in and to such impound accounts to Buyer, but in each case only to the extent that Lender acknowledges in writing that such balances will from Closing be held, subject to the terms of the Existing Loan documents, for Buyer's account as borrower.

                  8.5.3 CREDIT FOR VOUCHERS. Buyer shall receive a proration credit equal to the aggregate of (A) 100% of the face amount of all Paid Vouchers, (B) 50% of all PIK Vouchers, and (C) 50% of all Unpaid Vouchers and Buyer shall assume the obligation to honor all Vouchers with respect to which it has received a proration credit under this Section 8.5.3 or Section 11.

         8.6      OTHER CREDITS TO SELLER.

                  8.6.1 CREDITS FOR CASH BANKS. Seller shall receive a proration credit equal to the aggregate balance of all Cash Banks as of Closing.

                  8.6.2 CREDIT FOR PREPAID EXPENSES. Seller shall receive a proration credit equal to the book value, as of Closing, of all prepaid expenses, except to the extent that the goods, services or other items for which such expenses were incurred are not usable by Buyer.

                  8.6.3 CREDIT FOR RETAIL INVENTORIES. Seller shall receive a proration credit equal to the book value, as of Closing, of the Retail Inventories.

         8.7      REGARDING HOTEL PRORATIONS GENERALLY. Unless this Section
7.2.3 expressly provides otherwise: (A) all prorations hereunder with respect to the Hotel shall be made as of 12:00:01 a.m., local time (for the Hotel), on the Closing Date, (B) all prorations shall be made on an actual daily basis, and
(C), for purposes of such prorations, all items of revenue and expense with respect to the Hotel's operations shall be classified and determined in accordance with the Uniform System of Accounts, as reasonably modified by Hotel Manager for use at the Hotel.

         8.8 UTILITY DEPOSITS. Notwithstanding any other provision of this Agreement, no prorations shall be made or credits allowed with respect to any utility deposits, all of which shall remain the sole property of Seller.

9.       CONDITIONS TO CLOSING.

         9.1      IN BUYER'S FAVOR. In addition to the conditions specified in
Section 4, Buyer's obligation to close shall be subject to timely satisfaction of each of the following conditions:

                  9.1.1 PERFORMANCE OF SELLER'S OBLIGATIONS. Performance by Seller in all material respects of its obligations under this Agreement to be performed at or before Closing; provided, however, that no failure of this condition shall otherwise be deemed to have occurred until and unless (A) Buyer has given Seller written notice specifying each such default in reasonable detail and (B) Seller has failed to cure each such noticed default by the earlier of the Last Closing Date (and for this purpose Seller shall have the right to extend the Last Closing Date for up to 30 days) or the 30th day after Seller receives such notice.

                  9.1.2 ACCURACY OF REPRESENTATIONS. The accuracy in all material respects, as of Closing, of each of the representations set forth in
Section 5.1, subject only to (A) changes which are required or permitted hereunder and (B) matter which come to Buyer's Knowledge prior on or before the Approval Date.

                  9.1.3 SATISFACTORY TITLE POLICY. Issuance at Closing of the Title Policy (with Extended Coverage, so long as Buyer timely furnishes the Title Company with the Survey; but, otherwise, the availability of any endorsement to the Title Policy shall not be a condition to Buyer's obligation to close unless Seller has undertaken in writing to obtain such endorsement to cure an Objectionable Title Matter).

                  9.1.4 PHYSICAL CONDITION. No material alteration or other change in the physical condition, structure or appearance of the Hotel having occurred since the Effective Date, normal wear and tear and damage by casualty (and repair of such damage) excepted. For purposes of this Section 9.1.4, an alteration or other change shall be deemed material if its cost exceeds $250,000.

                  9.1.5 CONSENT OF LENDER. Lender has consented in writing to the sale of the Hotel to Buyer pursuant to this Agreement and to Buyer's assumption of the Existing Loan, on the terms and conditions set forth in
Section 9.25 of the Loan Agreement and, in such consent or a separate certificate, has certified (A) the outstanding principal balance on the Existing Loan, (B) the then current balances in each reserve and impound account held by Lender pursuant to the Loan Agreement, and (C) that, to Lender's actual knowledge, no event of default exists or is impending under any of the documents evidencing, securing or governing the Existing Loan; provided, however, that Buyer shall be deemed to have waived the condition set forth in this Section
9.1.5 if Buyer fails, in any material respect, to perform its obligations under
Section 7.4.

                  9.1.6    TENANT ESTOPPEL CERTIFICATES. Delivery to Buyer of:

                           9.1.6.1  Tenant estoppel certificates ("ESTOPPEL
CERTIFICATES") signed by tenants under Leases aggregating at least 75% of the rentable area encumbered by all the Leases each of which (A) is dated no earlier than 15 Business Days before the Approval Date, (B) identify the Lease in question and state that, as so identified, such Lease is in full force and effect and has not been modified, (C) states the amount of monthly rent currently payable under such Lease and the date through which such rent has been paid, (D) states the amount of the security deposit, if any, outstanding for such Lease and (E) states that no default, or event or condition that upon notice and/or failure to correct within a period of time would mature into a default, exists on the part of the landlord, or identifying any such default, event or condition claimed by the tenant to exist.

                           9.1.6.2  Seller certificates ("SELLER'S LEASE
CERTIFICATES"), as to the facts that would be stated in the Estoppel Certificate, for each Lease as to which Seller cannot obtain an Estoppel Certificate from the Tenant. Each Seller certificate shall be deemed to be a representation by Seller, to the same extent (and subject to the same limitations) as if set forth in Section 5.1.

                  9.1.7 STATEMENT OF COMPLIANCE. Delivery to Buyer of the Development Agreement Statement of Compliance.

If any of the conditions specified in this Section is not timely satisfied (or waived by Buyer in writing or, in the case of Section 9.1.5, deemed waived as provided therein), then, subject to Section 5.5, Buyer shall have the right to terminate this Agreement by giving written notice of such termination to Seller and Escrow Agent by the Last Closing Date (but, in any event, before Closing actually occurs). After Closing, Buyer shall not have any right to terminate this Agreement or rescind its purchase of the Hotel by reason of the failure of any such condition, whether or not such failure was known to or discoverable by Buyer prior to Closing. If Seller gives Buyer written notice that either of the conditions specified in Sections 9.1.2, 9.1.5 or 9.1.6 will not be satisfied by Closing, then (so long as such failure of condition is not the result of a willful breach on the part of Seller of any of its covenants or warranties under this Agreement) Seller shall have the right to terminate this Agreement unless Buyer, within five Business Days after receiving such notice from Seller, waives in a written notice to Seller the condition in question (provided, however, that such termination shall not excuse Seller from liability to Buyer for monetary damages if such failure of condition results from a breach on the part of Seller, whether or not willful). Notwithstanding any provision to the contrary herein, Buyer shall not have the right to terminate this Agreement for any failure(s) of the conditions specified in Sections 9.1.1 and 9.1.2 unless (A) such failures, in the aggregate, have a Material Adverse Effect or (B) any such failure constituting a breach of Seller's covenants or representations herein is reasonably susceptible to cure by Seller and Seller fails to cure the same by the Last Closing Date (as may be extended by Seller under Section 5.6 or 9.1.1); nor shall Buyer have the right to terminate this Agreement for failure of the condition specified in Section 9.1.6.1, as long as Seller satisfies the condition specified in Section 9.1.6.2. For the avoidance of doubt, nothing contained in the preceding sentence shall be deemed to limit Buyer's right after Closing to recover monetary damages for any breach of Seller's covenants or representations to the extent such breach is not cured prior to Closing and irrespective of whether such breach or breaches, in the aggregate, have a Material Adverse Effect.

         9.2 IN SELLER'S FAVOR. The obligation of Seller to close Escrow shall be subject to timely satisfaction of each of the following conditions:

                  9.2.1 PERFORMANCE OF BUYER'S OBLIGATIONS. Performance by Buyer in all material respects of Buyer's obligations under this Agreement to be performed at or before Closing.

                  9.2.2 ACCURACY OF REPRESENTATIONS. The accuracy in all material respects, as of Closing, of each of the representations of Buyer set forth in Section 5.2, subject to only changes which are required or permitted hereunder.

                  9.2.3 CONSENT OF LENDER. Lender has consented to the sale of the Hotel to Buyer pursuant to this Agreement and to Buyer's assumption of the Existing Loan, on the terms and conditions set forth in Section 9.25 of the Loan Agreement unless Buyer otherwise pays or defeases the Existing Loan as herein provided.

If any condition specified in this Section 9.2 is not satisfied (or waived by Seller in writing) by the Closing Date, then, subject to Section 5.5, Seller shall have the right to terminate this Agreement by giving written notice of such termination to Buyer and Escrow Agent by the Closing Date (but, in any event, before Closing actually occurs). After Closing, Seller shall not have any right to terminate this Agreement or rescind its purchase of the Hotel by reason of the failure of any such condition, whether or not such failure was known to or discoverable by Seller prior to Closing.

         9.3      PRE-CLOSING DAMAGE OR DESTRUCTION.

                  9.3.1 TERMINATION RIGHTS. If, prior to Closing, all or a material part of any of the Hotel Premises is damaged, destroyed or taken by eminent domain (a "Casualty,"), Buyer shall have the right, at its election, to terminate this Agreement, by written notice given to Seller by the Closing Date (but, in any event, before Closing actually occurs). If a Casualty occurs fewer than ten Business Days before the Closing Date, Buyer shall have the right to extend the Closing Date until the tenth Business Day after the occurrence of such Casualty in order to make the election permitted by this Section.

                  9.3.2 IF NO TERMINATION. If a Casualty occurs and Buyer either does not have, or does not elect to exercise, the right under Section
9.3.1 to terminate this Agreement, this Agreement shall continue in force and, upon Closing, Buyer shall be entitled to all insurance proceeds, condemnation awards or other amounts which have been paid or may thereafter be payable to or for the account of Seller by any Person in connection with such Casualty ("Proceeds"), except that Seller shall retain the right to Proceeds payable under business interruption or rent loss insurance to the extent applicable to periods before the Closing, and the Proceeds of property hazard insurance to the extent Seller has incurred reasonable third party costs to repair or replace property damaged as a result of such Casualty). At Closing, Seller shall, except to the extent entitled to retain Proceeds under the preceding sentence, pay over to Buyer the amount of any Proceeds already received by Seller, shall assign Buyer all of Seller's rights to Proceeds which may then be or thereafter become payable and shall credit Buyer with the least of (A) the amount of any applicable insurance deductible, (B) the reasonably estimated cost of repairing, restoring or replacing the portion of the Hotel damaged by such Casualty or (C) the amount specified to be a "material part" of the Hotel Premises in Section 9.3.3.

                  9.3.3 MATERIAL PART. For purposes of this Section, a Casualty shall be deemed to affect a material part of the Hotel Premises if such Casualty results in either (A) a permanent loss of market value of the Hotel of more than $10,000,000 (the "Casualty Threshold") or (B) damage or loss reasonably estimated to cost more than the Casualty Threshold to repair or replace; provided, however, that unless Seller is able effectively to assign to Buyer the Proceeds of its business interruption insurance with respect to such Casualty (if and to the extent applicable to periods after Closing), or if Buyer would be prevented by applicable Laws from restoring the damaged or taken portion of the Hotel Improvements to substantially the same appearance and function as they had before the Casualty, then the Casualty Threshold shall be $2,500,000.

10.      CLOSING.

         10.1 TIME, PLACE AND MANNER. Subject to extensions as expressly provided elsewhere in this Agreement, the Closing Date shall be a Business Day, other than a Friday, that Buyer shall designate by at least 15 Days' prior written notice to Seller and Escrow Agent; but if Buyer has not by timely notice designated an earlier Closing Date, the Last Closing Date shall be the Closing Date. Closing shall occur through escrow, at the offices of the Escrow Agent; but if either Party so requests at least ten days before the scheduled Closing Date, Closing shall be a "New York style" or "lawyers'" closing at the offices of Seller's Counsel in Los Angeles, California (the "PLACE OF CLOSING"). In the event of a non-escrow Closing, the Transactors shall meet at the Place of Closing as early as practicable on the scheduled Closing Date to effect Closing (and shall also meet at the Place of Closing in advance of the scheduled Closing Date, as reasonably required to effect a timely Closing). Even with a non-escrow Closing, in order to confirm concurrent delivery of the Purchase Price and delivery of title to the Hotel Premises, Buyer's funds for Closing and the Transfer Instruments to be recorded shall be delivered into Escrow for Closing, in accordance with this Agreement. Notwithstanding any other provisions herein, the Last Closing Date shall not be extended by more than 90 days in total.

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         10.2     SELLER'S DELIVERIES.

                  10.2.1 PRE-CLOSING. On or before the Closing Date, Seller shall deliver to Escrow Agent the following documents ("SELLER'S CLOSING DOCUMENTS"):

                           10.2.1.1 The Deed and any other Transfer Instruments
(if any) to be recorded at Closing, each duly executed and acknowledged by Seller, for recording at Closing in the official land records of San Diego County, California.

                           10.2.1.2 A counterpart of the FIRPTA Certificate for
each of Holding and Operator, duly executed.

                           10.2.1.3 If an escrow Closing, each of the items
specified in Section 10.2.2.

                           10.2.1.4 Such other documents as the Escrow Agent or
the Title Company may reasonably require from Seller in order to effect Closing in accordance with this Agreement.

                  10.2.2 AT CLOSING. At Closing, if a lawyers' Closing, Seller shall deliver to Buyer, at the Place of Closing (except as otherwise indicated):

                           10.2.2.1 Two counterparts of each of the Transfer
Instruments (except those delivered to Escrow Agent pursuant to Section 10.2.1.1, which shall be constructively delivered to Buyer at Closing by recording pursuant to Section 10.2.1.1), all duly executed by Seller.

                           10.2.2.2 Seller's Closing Certificate.

                           10.2.2.3 A counterpart of the FIRPTA Certificate for
each of Holding and Operator, duly executed.

                           10.2.2.4 Letters to tenants under the Leases, in the
form attached hereto as Exhibit O, notifying each such tenant that the Hotel has been sold to Buyer and directing each tenant to make all payments of rent and to send any notices or other correspondence regarding their respective Leases to the Persons and addresses to be determined by Buyer, and specified in writing to Seller, at least five Business Days prior to the Closing Date.

                           10.2.2.5 Letters to lessor, vendors or contractors
under Assumed Contracts, and utility companies serving the Hotel Premises, in the form attached hereto as Exhibit P, advising them of the sale of the Hotel to Buyer and directing to Buyer (at the Hotel) all bills for the services provided to the Hotel Premises on and after the Closing Date.

                           10.2.2.6 Originals of Estoppel Certificates and the
Development Agreement Statement of Compliance, to the extent obtained, and Seller's Lease Certificates with respect to Leases for which an Estoppel Certificate is not delivered.

                           10.2.2.7 The Rosemont Guaranty, duly executed by L-O
Rosemont Hotel Acquisitions, Inc.

         10.3     BUYER'S DELIVERIES:

                  10.3.1 PRE-CLOSING. On or before the Closing Date, Buyer shall deliver to Escrow Agent the following funds and documents ("Buyer's Closing Documents"):

                           10.3.1.1 Good and immediately available funds in an
amount (when added to the Deposit) equal at least to the sum of (A) the Purchase Price, plus (B) Buyer's share of Closing costs to be paid through Escrow, plus or minus (C) the net amount owing Seller or Buyer (as the case may be) under
Section 7.2.3, as shown by the Preliminary Statement.

                           10.3.1.2 If an escrow Closing, each of the items
specified in Section 10.3.2.

                           10.3.1.3 Such documents as the Escrow Agent or the
Title Company may reasonably require from Buyer in order to effect Closing in accordance with this Agreement.

                           10.3.1.4 Such documents as may be required in
connection with Buyer's assumption of the Existing Loan.

                  10.3.2 AT CLOSING. At Closing, if a lawyers' Closing, Buyer shall deliver to Seller, as appropriate, at the Place of Closing, two counterparts duly executed of each Transfer Instrument to be executed by Buyer.

         10.4     CLOSING COSTS.

                  10.4.1   PAID BY SELLER. Seller shall pay:

                           10.4.1.1 Premium charges for endorsements, if any,
ordered by Seller to cure Objectionable Title Matters.

                           10.4.1.2 One-half of the realty transfer taxes
imposed by state, county and municipal Governmental Authorities on the sale and conveyance of the Hotel Premises.

                           10.4.1.3 Any applicable sales taxes with respect to
the transactions contemplated hereby on the FF&E, but only to the extent that such sales taxes are assessed on a valuation of the FF&E no greater than its depreciated book value immediately prior to Closing.

                           10.4.1.4 One-half of Escrow Agent's fees and expenses
for administering Escrow.

                           10.4.1.5 The "advisory fee" payable to Seller's
Advisor pursuant to a to-be-negotiated agreement between Seller and Seller's Advisor, less Buyer's share thereof under 10.4.2.7.

                  10.4.2   PAID BY BUYER. Buyer shall pay:

                           10.4.2.1 All charges for the Title Report, Survey and
Title Policy, including the charge for Extended Coverage, except for any charges payable by Seller under Section 10.4.1.1.

                           10.4.2.2 One-half of the realty transfer taxes
imposed by state, county and municipal Governmental Authorities on the sale and conveyance of the Hotel Premises.

                           10.4.2.3 Any applicable sales taxes with respect to
the transactions contemplated hereby on the FF&E, but only to the extent that such sales taxes are assessed on a valuation of the FF&E greater than its depreciated book value immediately prior to Closing.

                           10.4.2.4 All other transfer taxes, stamp taxes,
documentary taxes and similar excises, if any, imposed on the sale, conveyances and transfers under this Agreement.

                           10.4.2.5 All recording and filing fees and charges
incurred in connection with the recording or other filing of the Transfer Instruments.

                           10.4.2.6 One-half of Escrow Agent's fees and expenses
for administering Escrow.

                           10.4.2.7 The lesser of (A) one-half or (B) $750,000
of the "advisory fee" payable to Seller's Advisor pursuant to a to-be-negotiated agreement between Seller and Seller's Advisor.

                           10.4.2.8 The transfer fee payable to Lender in
connection with Buyer's assumption of the Existing Loan and any other expenses (such as recording fees, charges for any required endorsements to Lender's title insurance policy with respect to the Existing Loan, any rating agency charges for reviewing the proposed sale and assumption and legal fees and expenses) incidental to such assumption.

                  10.4.3 OTHER CLOSING COSTS. Any other charges and expenses incurred in effecting Closing shall be allocated between the Parties in accordance with the custom for commercial real estate transactions in San Diego County, California.

         10.5     COMPLETION OF CLOSING. Closing shall be effected as follows:

                  10.5.1 At such time as the Transactors and Counsel have confirmed (A) the delivery to Escrow Agent of each of the items specified in Sections 10.2.1 and 10.3.1, (B) tender of delivery of each of the items specified in Sections 10.2.2 and 10.3.2, if applicable (and provided Escrow Agent has not advised the Parties of any apparent obstacle to issuing the Title Policy as of Closing), the Parties through their respective Transactors or Counsel shall instruct Escrow Agent to record the Deed (and any other Transfer Instruments to be recorded) in the appropriate place and (unless a lawyers' Closing) to complete Closing by disbursing funds in accordance with Section
10.5.2 and, as appropriate, delivering Seller's Closing Documents to Buyer and Buyer's Closing Documents to Seller.

                  10.5.2 If a lawyers' Closing, as soon as Escrow Agent confirms to the Parties that the Title Company is irrevocably committed to issue the Title Policy to Buyer, the Parties through their respective Transactors or Counsel shall instruct Escrow Agent to disburse funds from Escrow as follows:

                           10.5.2.1 Disburse to Seller, in such respective
amounts as Seller shall designate to Escrow Agent in writing before Closing, the sum of (A) the Purchase Price, minus (B) Seller's share of Closing costs to be paid through Escrow, plus or minus (D) the net amount owing to Seller or Buyer (as the case may be) under Section 7.2.3, as shown by the Preliminary Statement.

                           10.5.2.2 Pay the closing costs specified in Section
10.4.

                           10.5.2.3 Disburse any excess funds as directed by
Buyer.

Disbursements to a Party shall be made by wire transfer of current funds to an account at a commercial bank within the United States, as designated to Escrow Agent by such Party or its Counsel; but if no such account has been so designated to Escrow Agent by the Business Day immediately following the Closing Date, Escrow Agent may instead disburse by its own check, for any amount of $10,000 or less, sent on the Closing Date by messenger or overnight delivery service to the applicable Party at the address for notices to such Party hereunder.

                  10.5.3 If a lawyers' Closing, concurrently with the direction to Escrow Agent to disburse funds from Escrow as provided in Section 10.5.2, the Parties through their respective Transactors and Counsel shall deliver to each other the items specified in Sections 10.2.2 and 10.3.2 and Closing shall be deemed completed.

                  10.5.4 So long as the Title Company is irrevocably committed to issue the Title Policy as of Closing, it shall not be a condition to disbursement of funds at Closing that the Deed or any other Transfer Instrument have first been recorded.

         10.6 ESCROW AND RECORDING INSTRUCTIONS. This Agreement shall also serve as instructions to Escrow Agent regarding the recording of instruments and disbursement of funds from Escrow; but the Parties shall jointly execute and deliver to Escrow Agent such supplementary or general instructions as may be required under any other provision of this Agreement or reasonably requested by Escrow Agent. If there is any conflict between such supplementary general instructions and the provisions of this Agreement, the latter shall control as between the Parties.

         10.7 DELIVERY OF POSSESSION. Seller shall cause possession of the Hotel to be delivered to Buyer immediately upon Closing, free and clear of all leases, tenancies and occupancies except for (A) Hotel guests, (B) the Leases and Assumed Contracts, and (C) possessory rights and interests (if any) included among the Permitted Exceptions.

         10.8 FAILURE OF CLOSING. If Closing fails to occur by the Closing Date, any Party, if not then in default of its obligations under this Agreement, shall have the right to terminate this Agreement at any time until Closing actually occurs, by giving written notice of such termination to the other Parties and to Escrow Agent.

         10.9 PROCEDURE FOR TERMINATION OF ESCROW. Upon any termination of this Agreement, Seller and Buyer shall each promptly give Escrow Agent written instructions to cancel Escrow and disburse the Deposit and all other funds and items (if any) then held in Escrow in accordance with the provisions of this Agreement. If, following termination of this Agreement, the Parties give Escrow Agent conflicting instructions or one of the Parties fails to give Escrow Agent instructions:

                  10.9.1 Escrow Agent shall promptly notify each Party in writing of such conflicting instructions or of one Party's failure to give instructions, and request that such conflict or omission be promptly resolved.

                  10.9.2 Where one Party has failed to give instructions, unless Escrow Agent receives written instructions from such Party within five Business Days after giving notice of such failure, Escrow Agent shall be free to comply with the instructions given by the other Party and both Parties shall Indemnify Escrow Agent from any claim or liability resulting from such compliance.

                  10.9.3 Where the Parties have given conflicting instructions, Escrow Agent shall take no action to cancel Escrow or deliver funds or items out of Escrow except pursuant to further, joint written instructions from the Parties or a final court order or judgment. If the Parties fail, within 60 days after Escrow Agent has made requested such joint instructions, to deliver to Escrow Agent joint written instructions resolving such disputed matter, Escrow Agent shall have the right to file an action in interpleader against all the Parties in any court of competent jurisdiction and to deposit with such court all of the funds and other items held in Escrow, whereupon Escrow Agent shall be discharged from any further obligations or liability with respect to Escrow. The Parties, jointly and severally, shall hold harmless and indemnify Escrow Agent from and against any claim, liability and expenses resulting from such interpleader action (but, as between Seller and Buyer, the costs of such interpleader action shall be assessed in accordance with Section 16.10).

         10.10 MAINTENANCE OF CONFIDENTIALITY BY ESCROW AGENT. Except as may be otherwise required by applicable Law, Escrow Agent shall maintain the existence, terms and nature of this transaction and the identities of the Parties in strictest confidence and shall not disclose any thereof to any third party (including, without limitation, any broker) without the prior written consent of all the Parties.

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11.      POST-CLOSING ADJUSTMENTS.

         11.1 FINAL CLOSING STATEMENT. No later than 90 days after Closing, Buyer shall prepare and deliver to Seller a final Closing statement (the "FINAL STATEMENT"), which shall correct the estimates and (if necessary) other amounts used in the Preliminary Statement, based on the Hotel's operating reports for the month immediately preceding Closing and the month in which Closing occurred, on Buyer's own post-Closing examination of the books and records of the Hotel and on other relevant facts discovered after Closing. The Final Statement shall be binding and conclusive on Buyer and, except for such items as to which Seller specifically objects in a written notice given to Buyer within 30 days after Buyer delivers the Final Statement to Seller, on Seller.

         11.2 DISPUTES. If Seller gives timely and proper notice of objection to any item(s) on the Final Statement, and Seller and Buyer are unable between themselves to resolve each such item within 30 days after Buyer delivers the Final Statement to Seller, then any Party may submit the unresolved items to a mutually agreeable national accounting firm (or, if the Parties are unable to agree on such firm within 40 days after Buyer delivers the Final Statement to Seller or such firm is unwilling to handle the dispute, to a qualified neutral party designated by the American Arbitration Association office located in Los Angeles, California) for a determination which shall be binding and conclusive upon all Parties and shall be deemed incorporated into the Final Statement. Seller and Buyer shall pay in equal shares the fees and other expenses of such accounting firm or other designated neutral party for making such determination.

         11.3 SETTLEMENT. Within ten Business Days after Seller has notified Buyer of its agreement to the Final Statement (or, if earlier, after the Final Statement has otherwise become binding on Seller under Section 11.1) or, if later, within ten Business Days after the last timely objection by Seller has been resolved under Section 11.2, Buyer or Seller (as the case may be) shall pay to the other the net amount owing on the settlement for the Closing prorations, credits and other adjustments, as shown by the Final Statement. Except for mathematical error manifest on the face of the Final Statement, no further adjustments or payments shall be required with respect to such prorations, credits and other adjustments.

12.      THIRD-PARTY CLAIMS AND OBLIGATIONS.

         12.1 ASSUMED AND RETAINED LIABILITIES. Buyer shall Indemnify Seller from and against any and all Claims that Seller incurs by reason of (A) any obligation or liability which is assumed by Buyer pursuant to this Agreement, as provided in Section 2, (B) Buyer's failure to pay any Closing cost allocated to it under Section 10.4.2. Seller shall Indemnify Buyer from and against any and all Claims which Buyer incurs by reason of any obligation or liability which is not assumed by Buyer pursuant to this Agreement, including, without limitation
(i) the Employee Liabilities retained by Seller (ii) any Closing cost allocated to it under Section 10.4.1, and (iii) any Disputed Payables, but excluding any Claims arising after Closing due to any condition of the Hotel, whether or not existing as of the time of Closing. If Buyer, within five Business Days, after Seller has given Buyer written notice of a Disputed Payable (stating therein the basis for Seller's objection to paying it), gives Seller written notice of Buyer's good faith belief that Seller's objection is without substantial merit (stating therein the basis for Buyer's belief), then Seller shall also Indemnify Buyer against any actual out-of-pocket loss unavoidably suffered by Buyer if the party to whom such Disputed Payable is owed legally exercises a right to terminates an Assumed Contract for non-payment.

         12.2     EMPLOYEE LIABILITIES.

                  12.2.1   BUYER'S OBLIGATIONS. Upon Closing Buyer shall:

                           12.2.1.1 Assume (A) all Employee Liabilities with
respect to the Continuing Employees accruing or first arising on and after the date on which Buyer or Buyer's Manager hires such employees or triggered by a termination of employment after Closing by Buyer or Buyer's Manager (except to the extent that such Employee Liabilities arise under or relate to any Hotel Employee Plan sponsored, maintained by Seller or Hotel Manager), and (B) all Employee Liabilities accrued as of Closing, if any, for which Buyer has received a proration credit under Section 8. In addition, Buyer shall assume the obligation to pay to the Hotel Employees who are "sales managers" the one-half balance of their commission with respect to Reservations booked prior to Closing, due and payable when and if such Reservations are used ("consumed"), whether or not such Hotel Employees are Continuing Employees.

                           12.2.1.2 Indemnify Seller and Hotel Manager from and
against any and all Claims arising out of (A) Employee Liabilities assumed by Buyer under Section 12.2.1.1 or (B) any alleged discrimination by Buyer or Buyer's Manager in the re-hiring of Hotel Employees.

Notwithstanding anything herein to the contrary, nothing in this Section 12.2.1 shall require Buyer (i) to be responsible for, (ii) withhold any deductions from compensation payable by Buyer to any Continuing Employee for purposes of contributing to, or (iii) make any payments on behalf of any Continuing Employee to, any Hotel Employee Plan sponsored or maintained by Seller or Hotel Manager. Seller shall take any and all actions necessary, including, but not limited to, causing the "Section 401(k) plan" maintained by Hotel Manager ("Hotel Manager's 401(k) Plan"), to be amended to (i) cause each Continuing Employee who as of the Closing Date maintains an account balance in Hotel Manager's 401(k) Plan, to be fully vested as of the Closing Date in his or her account balance under Hotel Manager's 401(k) Plan; (ii) permit each Continuing Employee to receive, as soon as practicable after the Closing Date, a distribution of his or her account balance in Hotel Manager's 401(k) Plan upon a severance from employment resulting from his or her termination of employment as described in Section 12.2.2, and (iii) provide that, at the election of each such Continuing Employee, each distribution made from Hotel Manager's 401(k) Plan which is an "eligible rollover distribution" (as defined in section 402(c)(4) of the Code) may be directly rolled over into a similar plan created, maintained or established by Buyer or by Buyer's Manager (it being understood and agreed that neither Buyer nor Buyer's Manager shall have any obligation to create, maintain or establish such a plan to cover Continuing Employees). To the extent designated by such Continuing Employee, Buyer will cause any tax-qualified defined contribution plan that Buyer or by Buyer's Manager or operator may in its sole discretion create or maintain to accept any portion of such Continuing Employee's distribution which constitutes an "eligible rollover distribution" (as defined in section 402(c)(4) of the Code), provided that Buyer is satisfied that (A) Hotel Manager's 401(k) Plan has received a favorable letter of determination as to its qualification under Section 401(a) of the Code, (B) Hotel Manager's 401(k) Plan has at all times been administered in conformity with the terms of such plan and ERISA, and (C) all filing and notification requirements required to property effect such transfer have been timely observed and performed by Hotel Manager.

                  12.2.2 SELLER'S OBLIGATIONS. Seller shall cause the Hotel Manager to terminate the employment of all Hotel Employees effective as of midnight Closing Eve and shall promptly satisfy all amounts due and owning to Hotel Employees as salary, wages and Employee Leave through the day prior to the Closing Date. Seller shall Indemnify Buyer from and against any and all Claims arising out of any and all (A) Employee Liabilities with respect to Continuing Employees accruing prior to Closing (except those which are triggered by a termination of employment by Buyer or Buyer's Manager after Closing or for which Buyer has received a proration credit under Section 7.2.3), or which Buyer has otherwise expressly assumed under Section 12.2.1.1, (B) Employee Liabilities with respect to Hotel Employees who are not Continuing Employees, except for those which Buyer has expressly assumed under Section 12.2.1.1, and (C) Employee Liabilities arising under or relating to any Hotel Employee Plan sponsored or maintained by Seller or Hotel Manager.

                  12.2.3   WARN NOTICES. Within five Business Days after Buyer
(A) gives Seller written notice of its election to proceed with the purchase of the Hotel, as provided in Section 4.9, (B) timely makes the Additional Deposit in accordance with Section 3.3.1, Seller shall cause the applicable WARN Notice to be sent to each Person entitled to receive such notice under either the WARN Act or Cal WARN, in accordance with the requirements of such statute.

         12.3 INDEMNIFICATION OF RELATED PERSONS. Any indemnification of a Party against third-Person Claims contained herein shall also run in favor of such Party's partners, shareholders, beneficial owners, directors, officers, employees, Affiliates, agents and managers (including, without limitation, Hotel Manager and Buyer's Manager), all of whom are intended by the Parties to be third-party beneficiaries of this Section 12.

13. HOTEL RECORDS. As reasonably required for tax filings, preparation and auditing of financial statements, other reporting and similar purposes, Seller shall have the right to make and retain copies of the Hotel Records which are transferred to Buyer at Closing and to disclose information contained therein. Buyer shall also make the Hotel Records available to Seller and its authorized representatives at the Hotel, at reasonable times and upon reasonable prior notice, and allow Seller to make copies thereof; and Buyer shall not dispose of any Hotel Records prior to the fifth anniversary of Closing without giving Seller at least 30 days' prior written notice and opportunity to recover the same.

14. ASSIGNMENT. Neither this Agreement nor any of Buyer's rights hereunder may be assigned, encumbered or transferred without Seller's prior written consent. Notwithstanding the foregoing, prior to Closing, Buyer shall have the right to assign or transfer its rights under this Agreement to an Affiliate of Buyer, or to Person that is wholly owned and controlled, directly or indirectly, by Buyer and KSL, or to a Person for which Buyer acts as an investment advisor (each, a "PERMITTED ASSIGNEE"), provided Buyer gives Seller at least ten days' prior written notice of such assignment and that such assignee concurrently with such assignment assumes, in a written instrument delivered and satisfactory in form to Seller, all of the obligations and liabilities of Buyer hereunder. Upon any assignment of this Agreement by Buyer make in accordance with this Section 14, such assignee shall become "Buyer" for all purposes of this Agreement and, so long as such assignee after Closing maintains a net worth (on an GAAP basis) of at least $20,000,000, the assignor after Closing shall have no liability for Buyer's obligations hereunder.

15. NOTICES. Except in the case (if any) where this Agreement expressly provides for an alternate form of communication, any notice, consent, demand or other communication to be delivered to a Party hereunder shall be deemed delivered and received when made in writing and transmitted to the applicable Party either by receipted courier service, or by the United States Postal Service, first class registered or certified mail, postage prepaid, return receipt requested, or by electronic facsimile transmission ("Fax"), at the address or addresses indicated for such Party below (and/or to such other address as such Party may from time to time by written notice designate to the other):

         If to Seller:        c/o Lowe Enterprises Investment Management, Inc.
                              11777 San Vicente Blvd., Suite 900
                              Los Angeles, California 90049
                              Attention: Bleecker Seaman
                              Fax: (310) 207-1132

         with a copy to:      c/o Lowe Enterprises, Hospitality Group Inc.
                              140 Pacific Avenue
                              San Francisco, California 94111
                              Attention: Mr. Ronald E. Silva
                              Fax: (415) 834-1475

         and a copy to:       Morgan, Lewis & Bockius LLP
                              300 South Grand Avenue, 22nd Floor
                              Los Angeles, California 90071
                              Attention: J. Dean Heller, Esq.
                              Fax: (213) 612-2554

         If to Buyer:         CNL Hospitality Corp.
                              450 South Orange Avenue
                              Orlando, FL 32801
                              Attention: Charlie Muller
                              Fax: (407) 650-1085

         and copies to:       Lowndes Drosdick Doster Kantor & Reed, P.A.
                              215 North Eola Avenue
                              Orlando, FL 32801
                              Attention: Richard Fildes, Esq.
                              Fax: (407) 843-4444

         and to               Allen Matkins Leck Gamble & Mallory LLP
                              515 South Figueroa Street, 7th Floor
                              Los Angeles, California 90071
                              Attention: Michael F. Sfregola, Esq.
                              Fax: (213) 620-8816
and shall be deemed delivered and received (A), if delivered or transmitted before 5:00 p.m. recipient's local time on a Business Day, or if tendered for delivery between the hours 9:00 a.m. and 5:00 p.m. recipient's local time on a Business Day and refused, then on the date of actual (or refused) delivery or actual transmission as evidenced by postal or courier receipt (or by a completed transmission log sheet generated by the sending telecopier) and (B), otherwise, on the Business Day next following the date of actual delivery or transmission; provided, however, that any communication delivered by Fax must be confirmed within three Business Days by duplicate notice delivered as otherwise provided herein.

16.      GENERAL PROVISIONS.

         16.1 CONFIDENTIALITY. Except for Permitted Disclosures (defined below), (A) Buyer shall keep confidential the terms of this Agreement, and (B) until and unless the Closing occurs, Buyer shall keep confidential all non-public information regarding the Hotel. In addition, except as required by Law, no party shall issue press release or communication with the public prior to Closing without the prior written consent of the other. As used herein, "Permitted Disclosures" include only (i) disclosures by Buyer to its Affiliates, attorneys, accountants and other consultants and prospective lender (and such lender's attorneys and consultants) as reasonably necessary in negotiation of this Agreement, the conduct of due diligence, the consummation of the transactions contemplated hereby and the exercise of Buyer's rights and the performance its duties hereunder, (ii) disclosures to KSL, as Buyer's Manager, and KSL's attorneys, accountants and other consultants and prospective lender (and such lender's attorneys and consultants) as reasonably necessary to KSL's due diligence and financing of its part in this transaction, provided that KSL first agrees in writing, on behalf of itself and all such related disclosees, to keep confidential all information regarding the Hotel disclosed to them and otherwise to comply with this Section 16.1, (iii) disclosure to any government regulatory agency which requests the information in question in the course of its regulatory functions, and (iv) any other disclosure required by Law (including, without limitation, in response to any subpoena). In the case of any Permitted Disclosure described in clause (i) above, Buyer shall advise the Person to whom such disclosure is made of the confidential nature of any information disclosed and obtain from such Person an undertaking to respect such confidentiality. Any confidentiality agreement regarding the Hotel or the transaction contemplated by this Agreement previously made between the Parties or their agents shall continue in full force and effect and shall not be deemed to have merged into, or been superseded by, this Agreement, subject to the following. Notwithstanding anything else in this Agreement or any such prior confidentiality agreement between the Parties to the contrary, each Party (and each employee, representative, or other agent of any Party) may disclose to any and all Persons, without limitation of any kind, the federal income tax treatment and federal income tax structure of any and all transaction(s) contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any Party (or to any employee, representative, or other agent of any Party) relating to such tax treatment or tax structure, provided, however, that this authorization of disclosure shall not apply to restrictions reasonably necessary to comply with securities laws. This authorization of disclosure is retroactively effective immediately upon commencement of the first discussions between the Parties regarding the transactions contemplated hereby, and the Parties aver and affirm that this tax disclosure authorization has been given on a date which is no later than 30 days from the first day that any Party (or any employee, representative, or other agent of a Party) first made or provided a statement as to the potential federal income tax consequences that may result from the transactions contemplated hereby

         16.2 EFFECT OF TERMINATION. Upon any termination of this Agreement, no Party shall have any further obligation or liability to the other hereunder except (i) as provided below (regarding Buyer's return or destruction of materials received from Seller), (ii) any liability which any Party may have hereunder by reason of the fact that termination either (A) was wrongfully made by it or (B) resulted from a breach of its covenants or other obligations hereunder and (iii) any obligation under Sections 4.7 or 16.10. Within 30 days after termination of this Agreement without Closing, Buyer shall either return to Seller all materials of a confidential nature which Buyer has received from Seller pursuant to this Agreement or confirm to Seller in writing that Buyer has destroyed all such materials. Within 30 days after Seller's request following the termination of this Agreement without Closing, Buyer shall deliver to Seller all reports, studies and analyses prepared by third parties at Buyer's request or direction relating to the Hotel Premises (unless this Agreement has been terminated due to the default of Seller).

         16.3 CONSTRUCTION; PARTICIPATION IN DRAFTING. Each Party acknowledges that it and it Counsel have participated substantially in the drafting of this Agreement and agree that, accordingly, in the interpretation and construction of this Agreement, no ambiguity, real or apparent, in any provision hereof shall be construed against a Party by reason of the role of such Party or its Counsel in the drafting of such provision.

         16.4     NO THIRD-PARTY BENEFICIARIES. Except as expressly provided in
Section 12.3, nothing in this Agreement is intended or shall construed to confer any rights or remedies on any Person other than the Parties and their active successors and assigns, or to relieve, discharge or alter the obligations of any third Person to either Party or to give any third Person any right of subrogation or action over against Party. Without limiting the generality of the foregoing, no Hotel Employee shall be deemed a third party beneficiary of any provision of this Agreement.

         16.5 INTEGRATION AND BINDING EFFECT. This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings and representations of the Parties with respect to the subject matter hereof (including, without limitation, any letter of intent, offer sheet, broker's set-up, disclosure materials, offering circular or other such written materials of any kind). This Agreement may not be modified, amended, supplemented or otherwise changed, except by a writing executed by all Parties. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns.

         16.6 SURVIVAL OF PROVISION. In addition to any express provisions for survival of obligations in this Agreement, the Parties' respective obligations and liability under the following provisions shall survive Closing (subject to any limitations on their survival contained in such provisions):
4.7, 5.1, 5.2, 5.3, 7.2.2, 7.2.3, 7.4 (as to Buyer's indemnification of Seller only), 11, 12, 13, 16.1, 16.9, 16.10 and 19.

         16.7 COMPUTATION OF TIME. Any time period specified in this Agreement which would otherwise end on a non-Business Day shall automatically be extended to the immediately following Business Day.

         16.8 CAPTIONS. Article and section headings used herein are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

         16.9 FURTHER ASSURANCES. The Parties shall cooperate with each other as reasonably necessary to effect the provisions of this Agreement, shall use reasonable and good faith efforts to satisfy conditions to Closing and, at and after Closing, shall each execute and deliver such additional instruments or other documents as the other Party may reasonably request to accomplish the purposes and intent of this Agreement; provided, however, that nothing in this Section shall be deemed to enlarge the obligations of the Parties hereunder or to require any to incur any material expense or liability not otherwise required of it hereunder.

         16.10 ENFORCEMENT COSTS. Should either Buyer or Seller institute any action or proceeding to enforce any provision of this Agreement or for damages by reason of any alleged breach of any provision hereof, the prevailing Party shall be entitled to recover from the other Party all costs and expenses (including reasonable attorneys' fees) incurred by such prevailing Party in connection with such action or proceeding. A Party also shall be entitled to recover all costs and expenses (including reasonable attorneys' fees) incurred in the enforcement of any judgment or settlement in its favor obtained in such action or proceeding (and in any such judgment provision shall be made for the recovery of such post-judgment costs and expenses.)

         16.11 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE AN AGREEMENT MADE UNDER THE LAW OF THE STATE CALIFORNIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH SUCH LAWS.

         16.12 COUNTERPARTS. This Agreement, and any amendment hereto, may be executed in any number of counterparts and by each Party on Separate counterparts, each of which when executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

17. EXHIBITS. Each of the following exhibits is hereby incorporated into and made an integral of this Agreement:

                  A       Legal Description of Hotel Parcel
                  B       Form of Deed
                  C       Form of Bill of Sale
                  D       Form of Assignment and Assumption of Leases
                  E       Form of Assignment and Assumption of Assumed Contracts
                  F       Form of General Assignment and Assumption
                  G       Form of FIRPTA Certificate
                  H       Exceptions to Seller Representations
                  I       Schedule of Leases

                  J       Schedule of Contracts
                  K       Schedule of Employee Benefit Plans
                  L       Form of Rosemont Guaranty
                  M       Current Operating Budget
                  N       Schedule of Environmental Report and Existing Survey
                  O       Form of Tenant Notification
                  P       Form of Vendor Notification
                  Q       Schedule of Approved Capital Expenditures
                  R       Schedule of Retail Inventory
                  S       Form of Seller's Closing Certificate
                  T       Schedule of Expansion Entitlements
                  U       Schedule of Registered Marks
                  V       Schedule of Membership Agreements
                  W       Form of WARN Notices

Seller shall have until (and including) the tenth Business Day after the Effective Date to prepare and deliver to Buyer, Exhibits H, I, J, K, Q, R, T, U, V and W or modifications thereof. Any modification of such Exhibits that Seller timely delivers shall supplement or supersede (as the case may be) the prior version of such Exhibit for all purposes of this Agreement.

18. SIGNERS' WARRANTY. Each individual executing and delivering this Agreement on behalf of a corporate Party hereby warrants and represents to the other Parties that he or she is duly authorized and empowered to do so.

19. WAIVER OF JURY TRIAL. EACH OF SELLER AND BUYER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT WHICH ANY OF THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BETWEEN THE PARTIES, INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO ANY AND ALL CAUSE OR CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS, AND INTERVENOR'S CLAIMS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, REGARDLESS OF THE CAUSE OR CAUSES OF ACTION, DEFENSES OR COUNTERCLAIMS ALLEGED OR THE RELIEF SOUGHT BY ANY PARTY, AND REGARDLESS OF WHETHER SUCH CAUSES OF ACTION, DEFENSES OR COUNTERCLAIMS ARE BASED ON, OR ARISE OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER, OUT OF ANY ALLEGED CONDUCT OR COURSE OF CONDUCT, DEALING OR COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR OTHERWISE. ANY PARTY HERETO MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY.

20.      LIMITATION ON REMEDIES FOR SELLER'S BREACH.

         20.1 PROHIBITION ON SPECIFIC PERFORMANCE AND LIS PENDENS. If Seller in breach of this Agreement fails to close, Buyer shall, except as expressly permitted by Section 20.2, be limited to an action for monetary damages only and shall have no right to seek specific performance or to record a lis pendens against the Hotel Premises. Except as expressly permitted by Section 20.2, this provision shall be an absolute bar to any action by Buyer for specific performance of this Agreement and Seller shall be entitled to the immediate expungement of any lis pendens filed by Buyer against the Hotel Premises. If Buyer, except as expressly permitted by Section 20.2, brings an action for specific performance of the Agreement, or records a lis pendens against the Hotel Premises, or otherwise creates any cloud on Seller's title to the Hotel Premises, Buyer shall hold harmless and indemnify Seller from and against all costs, expenses (including attorneys' fees) and losses which Seller incurs by reason thereof.

         20.2 EXCEPTION FOR WILLFUL BREACH. Notwithstanding Section 20.1, if Seller, in breach of this Agreement, fails to close, Buyer may in lieu of an action for monetary damages bring an action for specific performance of Seller's obligation to close, subject to strict compliance with each of the following conditions:

                  20.2.1 Buyer gives Seller at least ten Business Days' prior written notice of its intention to commence such an action;

                  20.2.2 Buyer commences such action, and serves Seller with a complaint therein, within 30 days after the Last Closing Date (which 30-day period shall be extended, day for day, for any period of time during which Buyer is barred from filing such action by reason of a temporary restraining order, injunction or other order of court obtained by Seller);

                  20.2.3 Such action, to the extent seeking specific performance (or other equitable relief) is limited to an action to compel Seller to deliver into Escrow the Deed and other Seller's Closing Documents actually required to convey the Property free of Liens and to perform Seller's other obligations to be performed at Closing and does not seek specific performance of any other covenant or warranty of Seller hereunder (including, without limitation, any covenant or warranty contained in Sections 5.1 or 6), or the correction of any condition respecting the Property; or any abatement of the Purchase Price; provided, however, that the foregoing shall not bar Buyer, after it has acquired the Property, from bringing an action to recover monetary damages for any breach of covenant or representation contained in Sections 5.1 or 6 or any provision hereof intended to survive Closing as provided in Section 16.6, to the extent otherwise permitted to do so; and

                  20.2.4 During the pendency of such action, the Deposit remains in Escrow (or is deposited with the court hearing such action);

provided, however, that if Seller, at any time during the pendency of such action, delivers the Deed and other required Seller's Closing Documents into Escrow (or into the court before which such action is pending), including (if a Casualty has occurred) an assignment or delivery (as applicable) to Buyer of Proceeds to the extent required under Section 9.3), and authorizes Closing in accordance with Section 10 (other than as to time of Closing), including instructions to Escrow Agent to apply the proceeds of the Purchase Price to the payment of any Lien that would otherwise appear as an exception on the Title Policy and that Seller is obligated to discharge (altogether, "Seller's Compliance"), Buyer shall either proceed immediately to close the purchase of the Property or immediately to dismiss such action to the extent it seeks specific performance or other equitable relief and expunge from the record any lis pendens Buyer has filed. By electing to seek specific performance under this Section 20.2, Buyer shall be deemed to have waived any claim or right to monetary damages for Seller's failure to close, other than such damages for delay as are customarily awarded in conjunction with specific performance of an obligation to sell real property (but, if such action results in Buyer's purchasing the Property, such waiver shall not apply to any claim for damages for Seller's subsequent breach of any of its post-Closing obligations under this Agreement) or which Buyer is otherwise permitted to make pursuant to the proviso contained in Section 20.2.3). If Buyer brings or maintains an action for specific performance other than as expressly permitted under this Section 20.2, or fails to close the purchase of the Property within 30 days after Seller's Compliance, Seller shall have the right to terminate this Agreement and recover the Deposit as liquidated damages under Section 21 Notwithstanding the foregoing, if solely as a result of Seller's breach of its obligation to close Lender withholds or revokes its consent to Buyer's assumption of the Existing Loan (or, if Buyer has waived the condition in Section 9.1.5 and obtained a binding commitment for alternative debt financing, the lender under such commitment terminates the same solely as a result of Seller's breach of its obligation to close), Buyer shall have until 90 days after Seller's Compliance to obtain either Lender's consent to assumption of the Existing Loan or alternative financing; but by the end of such 90-day period (or by such earlier date as Buyer ceases diligent efforts to obtain such consent or alternative financing), if Seller has not either closed the purchase of the Property or dismissed its action for specific performance (and expunged any lis pendens), Seller shall have the right to terminate this Agreement and recover the Deposit as liquidated damages under Section 21.

21. LIQUIDATED DAMAGES FOR BUYER'S BREACH. IF CLOSING FAILS TO OCCUR ON OR BEFORE THE LAST CLOSING DATE DUE TO A MATERIAL BREACH OF BUYER'S OBLIGATIONS HEREUNDER, THEN UPON WRITTEN NOTICE OF TERMINATION (A "TERMINATION NOTICE") FROM SELLER TO BUYER AND ESCROW AGENT, THIS AGREEMENT SHALL TERMINATE (EXCEPT FOR THIS SECTION AND BUYER'S OBLIGATIONS PURSUANT TO SECTIONS 4.7, 16.2, 7.4 (AS TO BUYER'S INDEMNIFICATION OF SELLER ONLY), AND 16.10). THE PARTIES ACKNOWLEDGE AND AGREE BY INITIALING THIS SECTION 20 THAT:

         21.1 IF BUYER FAILS TO CLOSE IN BREACH OF THIS AGREEMENT, SELLER WILL INCUR CERTAIN COSTS AND OTHER DAMAGES IN AN AMOUNT THAT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICAL TO ASCERTAIN.

         21.2 THE DEPOSIT, TOGETHER WITH ALL INTEREST EARNED THEREON, BEARS A REASONABLE RELATIONSHIP TO THE DAMAGES WHICH THE PARTIES ESTIMATE MAY BE SUFFERED BY SELLER BY REASON OF SUCH A FAILURE OF CLOSING TO OCCUR, AND THE DEPOSIT AND INTEREST IS NOT AN AMOUNT WHICH IS UNREASONABLE UNDER THE CIRCUMSTANCES EXISTING AT THE TIME THIS AGREEMENT IS MADE (BUYER ACKNOWLEDGING AND AGREEING THAT BUYER HAS FULLY CONSIDERED THE PROVISIONS OF THIS SECTION 20 AND SUCH CIRCUMSTANCES PRIOR TO ENTERING INTO THIS AGREEMENT AND HAS CONSULTED WITH BUYER'S COUNSEL WITH RESPECT THERETO); AND

         21.3 UPON DELIVERY TO ESCROW AGENT BY SELLER OF A PROPERLY GIVEN TERMINATION NOTICE, SELLER SHALL BE ENTITLED TO RECEIVE AND RETAIN THE DEPOSIT, TOGETHER WITH ALL INTEREST EARNED THEREON, AS LIQUIDATED DAMAGES, WHICH DAMAGES SHALL BE SELLER'S SOLE REMEDY HEREUNDER IF BUYER IN BREACH OF THIS AGREEMENT FAILS TO CLOSE, AND BUYER SHALL FORTHWITH INSTRUCT ESCROW AGENT TO RELEASE THE DEPOSIT AND ALL INTEREST EARNED THEREON TO SELLER AND TO RETURN TO SELLER ALL DOCUMENTS AND INSTRUMENTS THERETOFORE DEPOSITED INTO THE ESCROW BY OR ON BEHALF OF THEM; PROVIDED, HOWEVER, THAT THE DEPOSIT SHALL BE IN ADDITION TO AND NOT IN LIEU OF ANY AMOUNTS OWED TO SELLER BY BUYER AS A RESULT OF BUYER'S OBLIGATIONS PURSUANT TO SECTIONS 4.7, 16.2 AND 16.10; AND PROVIDED FURTHER THAT SELLER SHALL BE ENTITLED TO RECOVER FROM BUYER ATTORNEYS' FEES AND OTHER DIRECT OUT-OF-POCKET COSTS INCURRED BY THEM IN CONNECTION WITH THE ENFORCEMENT OR DEFENSE OF OBLIGATIONS CONTAINED IN THIS SECTION 20.

         IN FURTHER EVIDENCE OF THEIR AGREEMENT TO THIS LIQUIDATED DAMAGES PROVISION, SELLER AND BUYER HAVE INITIALED BELOW:

         SELLER: RES                                   BUYER: TJH

22. JOINT AND SEVERAL LIABILITY. The liability of the entities comprising Seller, and the liability of Buyer and any assignee(s) of Buyer's rights, title and interest under this Agreements, shall be joint and several.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered, each by its own representative thereunto duly authorized, as of the date first above written.

SELLER:                                     L-O CORONADO HOLDING II, INC., a
                                            Delaware corporation

DATED: September 23, 2003                   By: /s/ Ronald E. Silva
                                                --------------------------------
                                            Name:  Ronald E. Silva
                                            Title: EVP

                                            L-O CORONADO HOTEL, INC., a Delaware
                                            corporation

DATED: September 23, 2003                   By: /s/ Ronald E. Silva
                                                --------------------------------
                                            Name:  Ronald E. Silva
                                            Title: EVP

                                            L-O CORONADO IP, INC., a Delaware
                                            corporation

DATED: September 23, 2003                   By: /s/ Ronald E. Silva
                                                --------------------------------
                                            Name:  Ronald E. Silva
                                            Title: EVP

BUYER:                                      CNL HOSPITALITY CORP., a Florida
                                            corporation

DATED: September 23, 2003                   By: /s/ Thomas J. Hutchison III
                                                --------------------------------
                                            Name:  Thomas J. Hutchison, III
                                            Title: CEO

                [ESCROW AGENT'S SIGNATURE ON THE FOLLOWING PAGE]

The undersigned hereby accepts this Agreement as its escrow instructions and agrees to act as Escrow Agent hereunder, in accordance with the terms and conditions hereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

By: /s/ Carolin Hoff
    ---------------------------
Name:  Carolin Hoff
Title: Certified Escrow Officer
Date:  September 25, 2003

                                TABLE OF CONTENTS

                                                                                                                  PAGE
                                                  TABLE OF CONTENTS

1.       Definitions............................................................................................    1
         1.1      Account.......................................................................................    1
         1.2      Affiliate.....................................................................................    1
         1.3      Approval Date.................................................................................    1
         1.4      Approved Capital Expenditures.................................................................    1
         1.5      Assumed Contracts.............................................................................    1
         1.6      Bill of Sale..................................................................................    1
         1.7      Business Day..................................................................................    2
         1.8      Buyer's Knowledge.............................................................................    2
         1.9      Buyer's Manager...............................................................................    2
         1.10     Cal WARN......................................................................................    2
         1.11     Cash Bank.....................................................................................    2
         1.12     Claim.........................................................................................    2
         1.13     Closing.......................................................................................    2
         1.14     Closing Date..................................................................................    2
         1.15     Closing Documents.............................................................................    3
         1.16     Closing Eve...................................................................................    3
         1.17     Collective Bargaining Agreements..............................................................    3
         1.18     Committed Capital Expenditures................................................................    3
         1.19     Continuing Employees..........................................................................    3
         1.20     Contracts.....................................................................................    3
         1.21     Contract Assignment...........................................................................    3
         1.22     Counsel.......................................................................................    3
         1.23     Day...........................................................................................    3
         1.24     Deed..........................................................................................    3
         1.25     Deposit.......................................................................................    3
         1.26     Development Agreement.........................................................................    3
         1.27     Development Agreement Assignment..............................................................    3

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                  PAGE
         1.28     Development Agreement Statement of Compliance.................................................    3
         1.29     Disputed Payable..............................................................................    4
         1.30     Effective Date................................................................................    4
         1.31     Employee Leave................................................................................    4
         1.32     Employee Liabilities..........................................................................    4
         1.33     Environmental Report..........................................................................    4
         1.34     Equipment Lease...............................................................................    4
         1.35     ERISA.........................................................................................    4
         1.36     Escrow........................................................................................    5
         1.37     Escrow Agent..................................................................................    5
         1.38     Estoppel Certificate..........................................................................    5
         1.39     Existing Loan.................................................................................    5
         1.40     Expansion Entitlements........................................................................    5
         1.41     Existing Survey...............................................................................    5
         1.42     Extended Coverage.............................................................................    5
         1.43     FF&E..........................................................................................    5
         1.44     Final Statement...............................................................................    6
         1.45     FIRPTA Certificate............................................................................    6
         1.46     General Assignment............................................................................    6
         1.47     Governmental Authority........................................................................    6
         1.48     Hazardous Substance...........................................................................    6
         1.49     HDC LLC.......................................................................................    6
         1.50     Hotel.........................................................................................    6
         1.51     Hotel Employee Plan...........................................................................    6
         1.52     Hotel Employees...............................................................................    7
         1.53     Hotel Improvements............................................................................    7
         1.54     Hotel Manager.................................................................................    7
         1.55     Hotel Management Agreement....................................................................    7
         1.56     Hotel Operating Reports.......................................................................    7
         1.57     Hotel Parcel..................................................................................    7

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                  PAGE
         1.58     Hotel Payable.................................................................................    7
         1.59     Hotel Premises................................................................................    7
         1.60     Hotel Records.................................................................................    7
         1.61     Indemnify.....................................................................................    8
         1.62     Initial Deposit...............................................................................    8
         1.63     Intangibles...................................................................................    8
         1.64     Inventory.....................................................................................    8
         1.65     IP License Agreement..........................................................................    8
         1.66     KSL...........................................................................................    8
         1.67     Laws..........................................................................................    8
         1.68     Last Closing Date.............................................................................    8
         1.69     Lease.........................................................................................    9
         1.70     Lease Assignment..............................................................................    9
         1.71     Leased Equipment..............................................................................    9
         1.72     Lender........................................................................................    9
         1.73     Licensed Premises.............................................................................    9
         1.74     Lien..........................................................................................    9
         1.75     Liquor Inventory..............................................................................    9
         1.76     Liquor License................................................................................    9
         1.77     Liquor Operations.............................................................................    9
         1.78     Loan Agreement................................................................................    9
         1.79     Marks.........................................................................................    9
         1.80     Material Adverse Effect.......................................................................    9
         1.81     Member........................................................................................   10
         1.82     Membership Agreements.........................................................................   10
         1.83     Natural Hazard Report.........................................................................   10
         1.84     Objectionable Title Matters...................................................................   10
         1.85     Official Records..............................................................................   10
         1.86     Operating Lease...............................................................................   10
         1.87     Ordinary Course...............................................................................   10

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                  PAGE
         1.88     Original......................................................................................   10
         1.89     Paid Voucher..................................................................................   10
         1.90     Permit........................................................................................   10
         1.91     Permitted Assignee............................................................................   10
         1.92     Permitted Exceptions..........................................................................   10
         1.93     Person........................................................................................   11
         1.94     PIK  Voucher..................................................................................   11
         1.95     Place of Closing..............................................................................   11
         1.96     Preliminary Statement.........................................................................   11
         1.97     Purchase Price................................................................................   11
         1.98     Repair Warranties.............................................................................   11
         1.99     Reservation...................................................................................   11
         1.100    Reservation Deposit...........................................................................   11
         1.101    Retail Inventory..............................................................................   11
         1.102    Rosemont Guaranty.............................................................................   11
         1.103    Seller's Advisor..............................................................................   11
         1.104    Seller's Closing Certificate..................................................................   11
         1.105    Seller's Closing Documents....................................................................   11
         1.106    Seller's Lease Certificate....................................................................   12
         1.107    Seller's Knowledge............................................................................   12
         1.108    Service Contract..............................................................................   12
         1.109    Survey........................................................................................   12
         1.110    Taxes.........................................................................................   12
         1.111    Title Company.................................................................................   12
         1.112    Title Report..................................................................................   12
         1.113    Title Policy..................................................................................   12
         1.114    Transactor....................................................................................   12
         1.115    Transfer Instruments..........................................................................   12
         1.116    True and Complete Copy........................................................................   13
         1.117    Uniform System of Accounts....................................................................   13

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                  PAGE
         1.118    Unpaid Voucher................................................................................   13
         1.119    Voucher.......................................................................................   13
         1.120    WARN Act......................................................................................   13
         1.121    WARN Notices..................................................................................   13
         1.122    Other Definitions.............................................................................   13
2.       Covenant of Purchase and Sale..........................................................................   13
3.       Purchase Price and Deposit.............................................................................   14
         3.1      Amount of Purchase Price......................................................................   14
         3.2      Allocation of Price...........................................................................   14
         3.3      Deposit.......................................................................................   14
                  3.3.1    Amount and Delivery..................................................................   14
                  3.3.2    Investment...........................................................................   14
                  3.3.3    Disposition..........................................................................   14
         3.4      EINs..........................................................................................   15
4.       Title and Due Diligence Conditions.....................................................................   15
         4.1      Title Report and Survey.......................................................................   15
         4.2      Objectionable Title Matters and Permitted Exceptions..........................................   15
         4.3      Cure of Objectionable Title Matters...........................................................   15
         4.4      Termination for Objectionable Title Matter....................................................   15
         4.5      Extension of Closing Date for Notice and Cure.................................................   16
         4.6      Access to Property and Records................................................................   16
         4.7      Indemnification...............................................................................   17
         4.8      Due Diligence Materials.......................................................................   17
         4.9      Buyer's Right of Termination..................................................................   18
5.       Representations........................................................................................   19
         5.1      By Seller.....................................................................................   19
                  5.1.1    Regarding the Hotel..................................................................   19
                  5.1.2    Regarding the Existing Loan..........................................................   22
                  5.1.3    Regarding Seller.....................................................................   22
         5.2      By Buyer......................................................................................   23

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                  PAGE
         5.3      WAIVER AND RELEASE............................................................................   25
         5.4      Survival and Limitations......................................................................   25
         5.5      Guaranty......................................................................................   26
         5.6      Notice of Subsequent Event or Discovery.......................................................   26
6.       Operation of the Hotel Pending Closing.................................................................   26
7.       Other Agreements.......................................................................................   28
         7.1      Operating Lease; Property Management Agreement; IP License Agreement..........................   28
         7.2      Liquor License(s) and Inventory...............................................................   29
                  7.2.1    Application for New Licenses.........................................................   29
                  7.2.2    Transfer of Liquor Inventory.........................................................   29
                  7.2.3    Transitional Arrangements............................................................   29
         7.3      Property of Guests............................................................................   30
         7.4      Assumption of Existing Loan...................................................................   30
         7.5      Development Agreement Statement of Compliance.................................................   31
         7.6      Tax Clearance Certificate.....................................................................   32
         7.7      Shadow Management.............................................................................   32
         7.8      Residual Payments with respect to Works of Art in FF&E........................................   32
8.       Prorations, Credits and Other Adjustments..............................................................   32
         8.1      Proration of Taxes............................................................................   33
         8.2      Proration of Expenses.........................................................................   33
         8.3      Proration of Hotel Revenues...................................................................   34
                  8.3.1    Guest Ledger.........................................................................   34
                  8.3.2    Bar and Restaurant Revenues..........................................................   34
                  8.3.3    Rents and other Operating Revenues...................................................   34
                  8.3.4    Other Hotel Receivables..............................................................   35
         8.4      Hotel Payables................................................................................   35
         8.5      Other Credits to Buyer........................................................................   35
                  8.5.1    Credits for Reservation Deposits and Security Deposits...............................   35
                  8.5.2    Credit for Existing Loan Balances....................................................   35
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                  8.5.3    Credit for Vouchers..................................................................   35
         8.6      Other Credits to Seller.......................................................................   36
                  8.6.1    Credits for Cash Banks...............................................................   36
                  8.6.2    Credit for Prepaid Expenses..........................................................   36
                  8.6.3    Credit for Retail Inventories........................................................   36
         8.7      Regarding Hotel Prorations Generally..........................................................   36
         8.8      Utility Deposits..............................................................................   36
9.       Conditions to Closing..................................................................................   36
         9.1      In Buyer's Favor..............................................................................   36
                  9.1.1    Performance of Seller's Obligations..................................................   36
                  9.1.2    Accuracy of Representations..........................................................   36
                  9.1.3    Satisfactory Title Policy............................................................   36
                  9.1.4    Physical Condition...................................................................   37
                  9.1.5    Consent of Lender....................................................................   37
                  9.1.6    Tenant Estoppel Certificates.........................................................   37
                  9.1.7    Statement of Compliance..............................................................   37
         9.2      In Seller's Favor.............................................................................   38
                  9.2.1    Performance of Buyer's Obligations...................................................   38
                  9.2.2    Accuracy of Representations..........................................................   38
                  9.2.3    Consent of Lender....................................................................   38
         9.3      Pre-Closing Damage or Destruction.............................................................   38
                  9.3.1    Termination Rights...................................................................   38
                  9.3.2    If No Termination....................................................................   39
                  9.3.3    Material Part........................................................................   39
10.      Closing................................................................................................   39
         10.1     Time, Place and Manner........................................................................   39
         10.2     Seller's Deliveries...........................................................................   40
                  10.2.1   Pre-Closing..........................................................................   40
                  10.2.2   At Closing...........................................................................   40
         10.3     Buyer's Deliveries:...........................................................................   41
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                  10.3.1   Pre-Closing..........................................................................   41
                  10.3.2   At Closing...........................................................................   41
         10.4     Closing Costs.................................................................................   41
                  10.4.1   Paid By Seller.......................................................................   41
                  10.4.2   Paid by Buyer........................................................................   42
                  10.4.3   Other Closing Costs..................................................................   42
         10.5     Completion of Closing.........................................................................   43
         10.6     Escrow and Recording Instructions.............................................................   43
         10.7     Delivery of Possession........................................................................   44
         10.8     Failure of Closing............................................................................   44
         10.9     Procedure for Termination of Escrow...........................................................   44
         10.10    Maintenance of Confidentiality by Escrow Agent................................................   44
11.      Post-Closing Adjustments...............................................................................   45
         11.1     Final Closing Statement.......................................................................   45
         11.2     Disputes......................................................................................   45
         11.3     Settlement....................................................................................   45
12.      Third-Party Claims and Obligations.....................................................................   45
         12.1     Assumed and Retained Liabilities..............................................................   45
         12.2     Employee Liabilities..........................................................................   46
                  12.2.1   Buyer's Obligations..................................................................   46
                  12.2.2   Seller's Obligations.................................................................   47
                  12.2.3   WARN Notices.........................................................................   47
         12.3     Indemnification of Related Persons............................................................   47
13.      Hotel Records..........................................................................................   47
14.      Assignment.............................................................................................   47
15.      Notices................................................................................................   48
16.      General Provisions.....................................................................................   49
         16.1     Confidentiality...............................................................................   49
         16.2     Effect of Termination.........................................................................   50
         16.3     Construction; Participation in Drafting.......................................................   50
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         16.4     No Third-Party Beneficiaries..................................................................   50
         16.5     Integration and Binding Effect................................................................   50
         16.6     Survival of Provision.........................................................................   50
         16.7     Computation of Time...........................................................................   51
         16.8     Captions......................................................................................   51
         16.9     Further Assurances............................................................................   51
         16.10    Enforcement Costs.............................................................................   51
         16.11    GOVERNING LAW.................................................................................   51
         16.12    Counterparts..................................................................................   51
17.      Exhibits...............................................................................................   51
18.      Signers' Warranty......................................................................................   52
19.      Waiver of Jury Trial...................................................................................   52
20.      Limitation on Remedies for Seller's Breach.............................................................   52
         20.1     Prohibition on Specific Performance and Lis Pendens...........................................   52
         20.2     Exception for Willful Breach..................................................................   53
21.      LIQUIDATED DAMAGES FOR BUYER'S BREACH..................................................................   54
22.      Joint and Several Liability............................................................................   55
[ESCROW AGENT'S SIGNATURE ON THE FOLLOWING PAGE.................................................................    1
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                                                                         PAGE
A     Legal Description of Hotel Parcel
B     Form of Deed
C     Form of Bill of Sale
D     Form of Assignment and Assumption of Leases
E     Form of Assignment and Assumption of Assumed Contracts
F     Form of General Assignment and Assumption
G     Form of FIRPTA Certificate
H     Exceptions to Seller Representations
I     Schedule of Leases
J     Schedule of Contracts
K-    Schedule of Employee Benefit Plans
L     Form of Rosemont Guaranty
M     Current Operating Budget
N     Schedule of Environmental Report and Existing Survey
O     Form of Tenant Notification
P     Form of Vendor Notification
Q     Schedule of Approved Capital Expenditures
R     Schedule of Retail Inventory
S     Form of Seller's Closing Certificate
T     Schedule of Expansion Entitlements
U     Schedule of Registered Marks
V     Schedule of Membership Agreements
W     Form of WARN Notices
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